OMB APPROVAL
OMB Number: 3235-0570
Expires: August 31, 2011
Estimated average burden hours per response: 18.9

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-03826
AIM Sector Funds (Invesco Sector Funds)*

(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046

(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 9/30
Date of reporting period: 9/30/10

*	Funds included are: Invesco U.S. Mid Cap Value Fund, Invesco U.S. Small Cap Value Fund, Invesco Value Fund and Invesco Value II Fund.

Item 1. Reports to Stockholders.

Annual Report to Shareholders	September 30, 2010

Invesco U.S. Mid Cap Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
24	Tax Information
25	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco U.S. Mid Cap Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco U.S. Mid Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended September 30, 2010, all share classes of Invesco U.S. Mid Cap Value Fund, at net asset value, outperformed the Fund’s benchmark, the Russell Midcap Value Index. Stock selection in energy and consumer discretionary contributed to the Fund’s performance versus the benchmark. Alternatively, stock selection in the financials and health care sectors hampered performance.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	18.58%

Class B Shares*	17.59

Class C Shares*	17.66

Class Y Shares	18.81

Russell Midcap Value Index▼ (Broad Market/Style-Specific Index)	16.93

Lipper Mid-Cap Value Funds Index▼ (Peer Group Index)	14.14

▼	Lipper Inc.

*	Share Class incepted during reporting period. Please see page 7 for detailed explanation of Fund performance.

How we invest
We call our investment philosophy value with a catalyst. We believe that undervalued companies which are experiencing positive changes (i.e., “catalysts”) have the potential to generate long-term stock price growth for shareholders. We generally seek to identify companies that are out of favor with investors, under-earning relative to their potential and attractively valued. For these companies, we attempt to identify catalysts that may improve the financial results and/or correct the under-valuation. Examples of catalysts typically include improved operational efficiency, changing industry dynamics and/or a change in management.
     We initially identify potential investments through a series of quantitative screens including, but not limited to, return on capital and enterprise value to sales metrics. We then conduct fundamental research on the most attractive opportunities. The research process includes a thorough review of a company’s financial statements, an evaluation of its competitive position and stability, and meetings with its executives. During the research process, we also value the company under various scenarios to determine if the investment is an attractive opportunity relative to its risks. Also, this is where we typically identify the positive catalyst, a prerequisite for potential investment. Finally, we generally set a price target for a stock based on normalized earnings and historical valuation multiples.
     In short, our goal is to exploit negative sentiment toward a company’s stock by analyzing the company’s operations in the context of a cyclical environment and identifying one or more catalysts that may improve the company’s financial performance. Improved financial performance, in turn, has the potential to drive the company’s stock price higher.

     We typically sell an investment when it reaches our estimate of fair value or when we identify a more attractive investment opportunity.

Market conditions and your Fund
At the beginning of the 12-month period covered by this report, riskier assets, like stocks, were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems in Europe and the market correction that began in April and continuing into August, created a more uncertain environment, which prompted many investors to favor safety over risk. Although recent market volatility created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued. Despite increasing market volatility toward the reporting period’s end, there were also a number of positives, including improved market liquidity, lean corporate infrastructures and merger and acquisition activity.
     All sectors of the Fund, except health care, posted positive performance for the reporting period, as equity markets rallied through the first quarter of 2010, despite the market downturn in the latter part of the reporting period.
     The energy sector was the largest contributor to Fund performance relative to its benchmark. Smith International, an oil services company, made a significant contribution to Fund performance when it was acquired by Schlumberger (not a Fund holding). We sold our holdings in Smith International before the close of the fiscal year. Pioneer Natural Resources and El Paso also made positive contributions.

Portfolio Composition
By sector

Financials	19.4%

Industrials	12.4

Health Care	11.0

Consumer Discretionary	10.7

Materials	9.7

Consumer Staples	9.4

Information Technology	8.5

Utilities	8.2

Energy	7.6

Money Market Funds
Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*

1.	Zebra Technologies Corp.	3.7%

2.	Avery Dennison Corp.	3.6

3.	Snap-On, Inc.	3.3

4.	Newell Rubbermaid, Inc.	3.3

5.	Henry Schein, Inc.	3.2

6.	El Paso Corp.	3.1

7.	Brookdale Senior Living, Inc.	3.0

8.	Goodrich Corp.	2.9

9.	Edison International	2.9

10.	Willis Group Holdings PLC	2.9

Top 5 Industries

1.	Health Care Facilities	5.7%

2.	Insurance Brokers	5.2

3.	Oil & Gas Storage & Transportation	5.2

4.	Electric Utilities	5.1

5.	Regional Banks	5.0

Total Net Assets	$176.6 million

Total Number of Holdings*	43
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco U.S. Mid Cap Value Fund

     The consumer discretionary sector also contributed to the Fund’s relative performance. Snap-On, an auto tool/ equipment company, aided the Fund’s performance as sales revenue increased due to higher demand for auto tools and equipment.
     In the consumer staples sector, Fund holding Estée Lauder performed well due to increased consumer demand for its products. We eliminated Estée Lauder from the portfolio before the close of the fiscal year.
     The largest detractor from relative Fund performance was the financials sector. In general, financial stocks performed strongly over the reporting period. However, the Fund was underweight in the financials sector relative to its benchmark, and the Fund’s financial stocks did not appreciate as much as those of the index. Also, the Fund did not own a significant amount of real estate investment trusts (REITs) at year end; REITs performed well over the past year as the economy began to recover. In general, we focused on what we believed were lower risk financial companies with stronger balance sheets and less credit risk given the systemic risk in most financial stocks.
     An overweight position and weak stock selection in the health care sector, and most notably in the health care equipment and service industry, also detracted from the Fund’s relative performance. Beckman Coulter, a biomedical instrument manufacturer and distributor, disclosed it had a regulatory issue that would reduce its profitability, causing the stock price to fall. Brookdale Senior Living, an assisted living provider, was hurt by lower occupancy due to the weak economy.
     Equity markets experienced a strong recovery during the period covered by this report. We believe that market volatility, and the market correction that began in the second quarter of 2010, created opportunities to invest in companies with attractive valuations and strong fundamentals. We believe that ultimately those valuations and fundamentals may be reflected in those companies’ stock prices.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult a financial adviser to discuss your individual financial program.
     Thank you for your investment in Invesco U.S. Mid Cap Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
Thomas Copper
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco U.S. Mid Cap Value Fund. Mr. Copper joined Invesco in 2010. He earned a B.A. in economics and political science from Tulane University and an M.B.A. from Baylor University.
Sergio Marcheli
Portfolio manager, is manager of Invesco U.S. Mid Cap Value Fund. Mr. Marcheli joined Invesco in 2010. He earned a B.B.A. from the University of Houston and an M.B.A. from the University of St. Thomas.
John Mazanec
Portfolio manager, is manager of Invesco U.S. Mid Cap Value Fund. Mr. Mazanec joined Invesco in 2010. He earned a B.S. from DePauw University and an M.B.A. from Harvard University.

5	Invesco U.S. Mid Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Fund data from 12/30/94, index data from 12/31/94
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund data from 7/17/98, index data from 7/31/98

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class Y shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class Y shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s
Class A shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	Invesco U.S. Mid Cap Value Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

Class A Shares

Inception (7/17/98)		6.11%

10	Years	4.06

5	Years	4.61

1	Year	12.07

Class B Shares

10	Years	4.03%

5	Years	4.66

1	Year	12.59

Class C Shares

10	Years	3.87%

5	Years	5.01

1	Year	16.66

Class Y Shares

Inception (12/30/94)		12.85%

10	Years	4.95

5	Years	6.14

1	Year	18.81

Effective June 1, 2010, Class I and Investment Class shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class Y shares and Class P shares were reorganized into Class A shares of Invesco U.S. Mid Cap Value Fund. Returns shown above for Class Y and Class A shares are blended returns of the predecessor fund and Invesco U.S. Mid Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class B and Class C shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class P shares restated to reflect the higher 12b-1 fees applicable to Class B and Class C shares, respectively. Class B and Class C shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class P shares was July 17, 1998.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.24%, 1.99%, 1.99% and 0.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco U.S. Mid Cap Value Fund

Invesco U.S. Mid Cap Value Fund’s investment objective is to provide above-average total return over a market cycle of three to five years.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

■	Investing in securities of medium capitalization companies may involve greater risk than is customarily associated with investing in more established companies. Often, medium capitalization companies and the industries in which they are focused are still evolving. Medium-sized companies often have less predictable earnings and more limited product lines, markets, distribution channels or financial resources. The market movements of equity securities of medium sized companies may be more abrupt and volatile than the market movements of equity securities of larger, more established companies or the stock market in general.

■	The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.

■	REITs (real estate investment trusts) are susceptible to risks associated with the ownership of real estate and the real estate industry in general. In addition, investments in REITs may involve duplication of management fees and certain other expenses. REITs are also subject to certain provisions under federal tax law and the failure of a company to qualify as a REIT could have adverse consequences for the Fund.

■	A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The Russell Midcap® Value Index is an unmanaged index considered representative of mid-cap value stocks. The
Russell Midcap Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Value Funds Index is an unmanaged index considered representative of mid-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MMCAX
Class B Shares	MMCDX
Class C Shares	MMCCX
Class Y Shares	MPMVX

8	Invesco U.S. Mid Cap Value Fund

Schedule of Investments(a)

September 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.9%
Aerospace & Defense–2.9%
Goodrich Corp.	70,133	$5,170,906

Asset Management & Custody Banks–1.5%
Northern Trust Corp.	55,605	2,682,385

Auto Parts & Equipment–1.2%
Lear Corp.(b)	27,382	2,161,261

Building Products–2.6%
Lennox International, Inc.	109,058	4,546,628

Computer Hardware–2.3%
Diebold, Inc.	130,530	4,058,178

Data Processing & Outsourced Services–1.7%
Fidelity National Information Services, Inc.	109,972	2,983,540

Diversified Banks–2.1%
Comerica, Inc.	99,876	3,710,393

Diversified Chemicals–2.4%
PPG Industries, Inc.	58,272	4,242,202

Electric Utilities–5.1%
Edison International	149,978	5,157,743

Great Plains Energy, Inc.	205,383	3,881,739

		9,039,482

Electronic Manufacturing Services–0.8%
Flextronics International Ltd. (Singapore)(b)	230,178	1,390,275

Food Distributors–2.5%
Sysco Corp.	151,577	4,322,976

Health Care Distributors–3.2%
Henry Schein, Inc.(b)	94,667	5,545,593

Health Care Equipment–2.2%
Beckman Coulter, Inc.	65,944	3,217,408

Teleflex, Inc.	11,949	678,464

		3,895,872

Health Care Facilities–5.7%
Brookdale Senior Living, Inc.(b)	328,869	5,363,853

Healthsouth Corp.(b)	241,179	4,630,637

		9,994,490

Home Furnishings–1.7%
Mohawk Industries, Inc.(b)	56,458	3,009,211

Housewares & Specialties–3.3%
Newell Rubbermaid, Inc.	323,046	5,753,449

Industrial Machinery–3.3%
Snap-On, Inc.	124,568	5,793,658

Insurance Brokers–5.2%
Marsh & McLennan Cos., Inc.	170,685	4,116,922

Willis Group Holdings PLC (Ireland)	165,576	5,103,053

		9,219,975

Investment Banking & Brokerage–1.9%
Charles Schwab Corp. (The)	245,575	3,413,492

Motorcycle Manufacturers–2.4%
Harley-Davidson, Inc.	150,482	4,279,708

Multi-Utilities–3.1%
CenterPoint Energy, Inc.	113,570	1,785,321

Wisconsin Energy Corp.	64,254	3,713,881

		5,499,202

Office Electronics–3.7%
Zebra Technologies Corp. (Class A)(b)	193,595	6,512,536

Office Services & Supplies–3.6%
Avery Dennison Corp.	170,435	6,326,547

Oil & Gas Exploration & Production–2.4%
Pioneer Natural Resources Co.	65,998	4,291,850

Oil & Gas Storage & Transportation–5.2%
El Paso Corp.	442,205	5,474,498

Williams Cos., Inc. (The)	193,092	3,689,988

		9,164,486

Packaged Foods & Meats–2.3%
ConAgra Foods, Inc.	184,494	4,047,798

Paper Packaging–2.5%
Sonoco Products Co.	133,190	4,453,874

Personal Products–2.1%
Avon Products, Inc.	114,851	3,687,866

Property & Casualty Insurance–2.1%
ACE Ltd. (Switzerland)	64,779	3,773,377

Regional Banks–5.0%
BB&T Corp.	146,843	3,535,979

First Horizon National Corp.(b)	199,378	2,274,901

Wintrust Financial Corp.	91,211	2,956,149

		8,767,029

Restaurants–2.1%
Darden Restaurants, Inc.	87,005	3,722,074

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco U.S. Mid Cap Value Fund

	Shares	Value

Retail REIT’s–1.5%
Weingarten Realty Investors	122,300	$2,668,586

Soft Drinks–2.6%
Coca-Cola Enterprises, Inc.	149,195	4,625,045

Specialty Chemicals–4.7%
Valspar Corp.	130,714	4,163,241

WR Grace & Co.(b)	149,876	4,187,535

		8,350,776

Total Common Stocks & Other Equity Interests (Cost $170,604,984)		171,104,720

Money Market Funds–4.1%
Liquid Assets Portfolio–Institutional Class(c)	3,658,372	3,658,372

Premier Portfolio–Institutional Class(c)	3,658,372	3,658,372

Total Money Market Funds (Cost $7,316,744)		7,316,744

TOTAL INVESTMENTS–101.0% (Cost $177,921,728)		178,421,464

OTHER ASSETS LESS LIABILITIES–(1.0)		(1,825,262)

NET ASSETS–100.0%		$176,596,202

Investment Abbreviations:

REIT	– Real Estate Investment Trust.

Notes to Schedule of Investments

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco U.S. Mid Cap Value Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $170,604,984)	$171,104,720

Investments in affiliated money market funds, at value and cost	7,316,744

Total investments, at value (Cost $177,921,728)	178,421,464

Receivables for:
Fund shares sold	948,367

Dividends	249,344

Investment for trustee deferred compensation plans	27

Other assets	30,320

Total assets	179,649,522

Liabilities:
Payables for:
Fund shares reacquired	2,989,557

Accrued fees to affiliates	17,870

Accrued other operating expenses	45,519

Trustee deferred compensation and retirement plans	374

Total liabilities	3,053,320

Net assets applicable to shares outstanding	$176,596,202

Net assets consist of:
Shares of beneficial interest	$318,895,215

Undistributed net investment income	1,011,357

Undistributed net realized gain (loss)	(143,810,106)

Unrealized appreciation	499,736

$176,596,202

Net Assets:
Class A	$41,681,229

Class B	$163,771

Class C	$175,893

Class Y	$134,575,309

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	1,277,485

Class B	5,036

Class C	5,406

Class Y	4,078,923

Class A:
Net asset value per share	$32.63

Maximum offering price per share
(Net asset value of $32.63 divided by 94.50%)	$34.53

Class B:
Net asset value and offering price per share	$32.52

Class C:
Net asset value and offering price per share	$32.54

Class Y:
Net asset value and offering price per share	$32.99

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco U.S. Mid Cap Value Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Dividends	$2,892,563

Dividends from affiliated money market funds	3,856

Total investment income	2,896,419

Expenses:
Advisory fees	1,104,600

Administrative services fees	94,128

Custodian fees	7,966

Distribution fees:
Class A	88,739

Class B	267

Class C	287

Class Y	5,657

Transfer agent fees	93,505

Trustees’ and officers’ fees and benefits	6,441

Other	122,688

Total expenses	1,524,278

Less: Fees waived	(8,110)

Net expenses	1,516,168

Net investment income	1,380,251

Realized and unrealized gain from:
Net realized gain from investment securities (includes net gains of securities sold to affiliates of $13,225)	19,291,483

Change in net unrealized appreciation of investment securities	4,643,017

Net realized and unrealized gain	23,934,500

Net increase in net assets resulting from operations	$25,314,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco U.S. Mid Cap Value Fund

Statement of Changes in Net Assets

For the years ended September 30, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,380,251	$1,448,971

Net realized gain (loss)	19,291,483	(19,792,267)

Change in net unrealized appreciation	4,643,017	14,148,580

Net increase (decrease) in net assets resulting from operations	25,314,751	(4,194,716)

Distributions to shareholders from net investment income:
Class A	(215,361)	(444,462)

Class Y	(953,564)	(1,198,378)

Total distributions from net investment income	(1,168,925)	(1,642,840)

Share transactions–net:
Class A	6,817,640	6,693,906

Class B	158,831	—

Class C	169,317	—

Class Y	12,963,153	(3,772,958)

Net increase in net assets resulting from share transactions	20,108,941	2,920,948

Net increase (decrease) in net assets	44,254,767	(2,916,608)

Net assets:
Beginning of year	132,341,435	135,258,043

End of year (includes undistributed net investment income of $1,011,357 and $806,883, respectively)	$176,596,202	$132,341,435

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco U.S. Mid Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley U.S. Mid Cap Value Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Institutional Fund Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Investment Class and Class I shares received Class Y shares of the Fund; holders of the Acquired Fund’s Class P shares received Class A shares of the Fund.
  Information for the Acquired Fund’s Investment Class and Class I shares prior to the Reorganization is included with Class Y shares and information for the Acquired Fund’s Class P shares prior to the Reorganization is included with Class A shares of the Fund throughout this report.
  The Fund’s investment objective is above-average total return over a market cycle of three to five years.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

13        Invesco U.S. Mid Cap Value Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

14        Invesco U.S. Mid Cap Value Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.72%

Over $1billion	0.65%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $697,287 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.27%, 2.02%, 2.02%, and 1.02%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended September 30, 2010, the Adviser and MSIM waived advisory fees of $2,061 and $6,049, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $77,416 to MSIM and JP Morgan Investor Services Co. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $86,180 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.

15        Invesco U.S. Mid Cap Value Fund

  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $60,857 to Morgan Stanley Distribution Inc. (“MSDI”). For the year ended September 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $2,090 in front-end sales commissions from the sale of Class A shares and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$178,421,464	$—	$—	$178,421,464

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended September 30, 2010, the Fund engaged in securities sales of $185,161, which resulted in net realized gains of $13,225.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended September 30, 2010, the Fund paid legal fees of $211 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

16        Invesco U.S. Mid Cap Value Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$1,168,925	$1,642,840

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,011,732

Net unrealized appreciation — investments	405,101

Temporary book/tax differences	(375)

Capital loss carryforward	(143,715,471)

Shares of beneficial interest	318,895,215

Total net assets	$176,596,202

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $591,365 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2011	$135,197,954

September 30, 2017	8,517,517

Total capital loss carryforward	$143,715,471

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $106,162,842 and $85,451,943, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$10,939,721

Aggregate unrealized (depreciation) of investment securities	(10,534,620)

Net unrealized appreciation of investment securities	$405,101

Cost of investments for tax purposes is $178,016,363.

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of post October deferrals and spillover reconciliations, on September 30, 2010, undistributed net investment income was decreased by $6,852, undistributed net realized gain (loss) was increased by $6,856 and shares of beneficial interest decreased by $4. This reclassification had no effect on the net assets of the Fund.

17        Invesco U.S. Mid Cap Value Fund

NOTE 10—Share Information

	Summary of Share Activity

	Year ended September 30,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	611,764	$19,009,935	1,503,780	$31,782,988

Class B(b)	5,484	173,020	—	—

Class C(b)	5,815	182,369	—	—

Class Y	1,524,745	47,465,243	961,514	21,178,030

Issued as reinvestment of dividends:
Class A	7,629	215,361	22,378	444,193

Class Y	33,392	951,470	59,342	1,188,411

Automatic conversion of Class B shares to Class A shares:
Class A	75	2,384	—	—

Class B	(75)	(2,384)	—	—

Reacquired:
Class A	(404,495)	(12,410,040)	(1,273,079)	(25,533,275)

Class B(b)	(373)	(11,805)	—	—

Class C(b)	(409)	(13,052)	—	—

Class Y	(1,151,888)	(35,453,560)	(1,220,627)	(26,139,399)

Net increase in share activity	631,664	$20,108,941	53,308	$2,920,948

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 13% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
(b)	Commencement date of June 1, 2010.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

18        Invesco U.S. Mid Cap Value Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated. Information presented prior to the Reorganization Date includes financial data for Class I shares of the Acquired Fund.

										Ratio of		Ratio of
			Net gains							expenses		expenses
			(losses)							to average		to average net		Ratio of net
	Net asset		on securities		Dividends					net assets		assets without		investment
	value,	Net	(both	Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period(b)	Return(c)		(000s omitted)	absorbed		absorbed		net assets		turnover(d)

Class A
Year ended 09/30/10	$27.71	$0.22	$4.90	$5.12	$(0.20)	$32.63	18.58%		$41,681	1.17	%(f)	1.18	%(f)	0.72	%(f)	60%
Year ended 09/30/09	28.65	0.26	(0.93)	(0.67)	(0.27)	27.71	(2.28	)(e)	29,445	1.26	(g)	1.26	(g)	1.21	(g)	75
Year ended 09/30/08	36.26	0.20	(7.61)	(7.41)	(0.20)	28.65	(20.29)		23,190	1.15	(g)	1.15	(g)	0.61	(g)	64
Year ended 09/30/07	28.94	0.19	7.28	7.47	(0.15)	36.26	25.87		17,661	1.14	(g)	1.14	(g)	0.56	(g)	87
Year ended 09/30/06	25.48	0.13	3.43	3.56	(0.10)	28.94	14.02		13,144	1.15		1.15		0.48		66

Class B
Year ended 09/30/10(h)	31.06	0.00	1.46	1.46	—	32.52	4.70		164	1.89	(f)(i)	1.89	(f)(i)	0.00	(f)(i)	60

Class C
Year ended 09/30/10(h)	31.06	0.00	1.48	1.48	—	32.54	4.76		176	1.89	(f)(i)	1.89	(f)(i)	0.00	(f)(i)	60

Class Y
Year ended 09/30/10	28.02	0.31	4.92	5.23	(0.26)	32.99	18.81		134,575	0.92	(f)	0.94	(f)	0.97	(f)	60
Year ended 09/30/09	28.95	0.31	(0.93)	(0.62)	(0.31)	28.02	(1.65	)(e)	97,897	1.00	(g)	1.00	(g)	1.41	(g)	75
Year ended 09/30/08	36.46	0.28	(7.54)	(7.26)	(0.25)	28.95	(20.07)		107,988	0.89	(g)	0.89	(g)	0.84	(g)	64
Year ended 09/30/07	29.09	0.27	7.32	7.59	(0.22)	36.46	26.19		151,610	0.89	(g)	0.89	(g)	0.80	(g)	87
Year ended 09/30/06	25.65	0.20	3.44	3.64	(0.20)	29.09	14.27		118,005	0.90		0.90		0.74		66

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Performance was positively impacted by approximately 1.16% due to the receipt of proceeds from the settlements of class action suits involving primarily one of the Fund’s past holdings. This was a one-time settlement and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return from Class A and Class Y shares would have been approximately (3.44)% and (2.81)%, respectively.
(f)	Ratios are annualized, if applicable and based on average daily net assets (000’s omitted) of $35,587, $27, $29 and $117,769 for Class A, Class C, Class C and Class Y shares, respectively.
(g)	The ratios reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is 0.01% for the year ended September 30, 2009 and less than 0.005% for the years ended September 30, 2008 and 2007, respectively.
(h)	Commencement date of June 1, 2010.
(i)	Annualized.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

19        Invesco U.S. Mid Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco U.S. Mid Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Mid Cap Value Fund (formerly known as Morgan Stanley U.S. Mid Cap Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

20        Invesco U.S. Mid Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[2,3]	Ratio
A	$1,000.00	$1,039.50	$5.98	$1,019.20	$5.92	1.17%

B	1,000.00	1,047.00	6.43	1,015.64	9.50	1.88

C	1,000.00	1,047.60	6.43	1,015.64	9.50	1.88

Y	1,000.00	1,040.00	4.70	1,020.46	4.66	0.92

[1]	The actual ending account value is based on the actual total return of the Fund for the period Apri1 1, 2010 through September 30, 2010 (as of close of business June 1, 2010 through September 30, 2010 for the Class B and Class C shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year. For the Class B and Class C shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 122 (as of close of business June 1, 2010 through September 30, 2010)/365. Because the Class B and Class C shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class B and Class C shares of the Fund and other funds because such data is based on a full six month period.

21        Invesco U.S. Mid Cap Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco U.S. Mid Cap Value Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

22        Invesco U.S. Mid Cap Value Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23        Invesco U.S. Mid Cap Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco U.S. Mid Cap Value Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Institutional Fund Trust — U.S. Mid Cap Value Portfolio was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	2,692,019	103,623	104,376	0

25        Invesco U.S. Mid Cap Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	207	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	207	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	207	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-USMCV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	September 30, 2010

Invesco U.S. Small Cap Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
20	Financial Highlights
21	Auditor’s Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
25	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco

2	Invesco U.S. Small Cap Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

3	Invesco U.S. Small Cap Value Fund

Management’s Discussion of Fund Performance

Performance summary
As part of Invesco’s June 1, 2010, acquisition of Morgan Stanley’s retail asset management business, Morgan Stanley U.S. Small Cap Value Fund was reorganized into Invesco U.S. Small Cap Value Fund. On June 25, 2010, Canon Coleman II, Jonathan Edwards and Jonathan Mueller were added to the portfolio management team. On July 30, 2010, Richard Glass and Alexander Yaggy left the team. A listing of your Fund managers appears later in this report.
     For the fiscal year ended September 30, 2010, Class A shares of Invesco U.S. Small Cap Value Fund, at net asset value, outperformed the Russell 2000 Value Index and the Lipper Small Cap Value Funds Index.
     The Fund’s performance benefited the most from stock selection in the information technology (IT) sector. Alternatively, stock selection in the health care sector was the largest detractor from relative performance during the period.
     Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	13.87%

Class B Shares*	13.00

Class C Shares*	13.00

Class Y Shares	14.17

Russell 2000 Value Index▼ (Broad Market/Style-Specific Index)	11.84

Lipper Small-Cap Value Funds Index▼ (Peer Group Index)	13.43

▼	Lipper Inc.

*	Share Class incepted during reporting period. Please see page 7 for detailed explanation of Fund performance.

How we invest
As noted above, the Fund’s management team changed during the reporting period. The new team seeks to create wealth by maintaining a long-term investment horizon and investing in companies that are selling at a significant discount to their estimated intrinsic value.1 We believe intrinsic value represents the inherent business value of portfolio holdings during a two- to three- year investment horizon based on our estimates of future cash flow.
     The Fund’s philosophy is based on key elements that we believe have extensive empirical evidence:
■	Most company intrinsic values can be reasonably estimated. Importantly, this estimated fair business value is independent of the company’s stock price.

■	Market prices are more volatile than business values, partly because investors regularly overreact to negative news.

■	Long-term investment results are a function of the level and growth of business value in the portfolio. We sell stocks for three primary reasons:

■	A more attractive investment opportunity presents itself

■	A stock is trading significantly above our estimate of intrinsic value

■	A fundamental deterioration results in a reduction in intrinsic value with inadequate upside potential or unexpected deterioration in financial strength.
     Since our application of this strategy is highly disciplined and relatively unique, it is important to understand the benefits and limitations of our process. First, the investment strategy is intended to preserve your capital while growing it at above-market rates over the long term. Second, our investments have little in common with popular stock market indexes and most of our peers. And third, the Fund’s short-term relative performance will naturally be different from the stock market and peers and have little information value since we simply don’t own the same stocks.

Market conditions and your Fund
Financial markets were volatile during the fiscal year. At the beginning of the period, riskier assets, like stocks, were outperforming securities considered safe havens, like U.S. Treasuries. This continued through the middle of April 2010. However, renewed credit problems in Europe and the market correction that occurred from May into August, created a more uncertain environment, which prompted many investors to become more risk averse. While uncertainty persisted on the economic front, equity markets rose again in September to end the fiscal year on a positive note. Although market volatility during the period created challenges, it also created some investment opportunities, as companies with positive fundamentals became more attractively valued.
     All sectors in the Fund and its benchmark posted positive performance for the reporting period.

1	Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.

Portfolio Composition
By sector

Industrials	23.9%

Information Technology	20.5

Financials	18.3

Consumer Discretionary	13.1

Health Care	7.3

Materials	4.8

Utilities	3.2

Energy	2.5

Consumer Staples	2.1

Telecommunication Services	1.2

Money Market Funds
Plus Other Assets Less Liabilities	3.1

Top 10 Equity Holdings*

1.	AerCap Holdings N.V.	2.4%

2.	AAR Corp.	2.3

3.	Platinum Underwriters Holdings, Ltd.	2.2

4.	Harman International Industries, Inc.	2.2

5.	WABCO Holdings, Inc.	2.2

6.	Jabil Circuit, Inc.	2.2

7.	Belden, Inc.	2.2

8.	Healthsouth Corp.	2.1

9.	CNO Financial Group, Inc.	1.8

10.	Amtrust Financial Services, Inc.	1.7

Total Net Assets	$754.3 million

Total Number of Holdings*	82
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco U.S. Small Cap Value Fund

     In this environment, the Fund, at net asset value, outperformed its style-specific index. Fund holdings in the software and services industry performed particularly well. The stock price of business services company Maximus rose during the period, and the stock was the largest contributor to Fund performance. The company provides program management and consulting services to government health and human services agencies in the U.S. Health care company Perrigo was also among the top contributors to Fund performance during the reporting period. Perrigo is a leading supplier of store-brand, over-the-counter drugs to large retail pharmacy chains.
     Health care company Pharmerica was the single-largest detractor from performance. Pharmerica is a pharmaceutical services company serving patients and residents in hospitals and long-term care facilities. We sold the Fund’s position in this company at the end of the reporting period. Orion Marine Group was also among the largest detractors from Fund performance. Orion Marine Group is a leading heavy civil marine contractor providing a range of marine construction services. The consumer staples, materials and utilities sectors also detracted slightly from Fund performance versus the Russell 2000 Value Index during the reporting period. Finally, the Fund’s small cash position detracted from relative performance in a rising market.
     We intend to work hard to try to protect and grow the Fund’s estimated intrinsic value. We thank you for your investment in Invesco U.S. Small Cap Value Fund and for sharing our long-term investment perspective.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
R. Canon Coleman II
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco U.S. Small Cap Value Fund. He joined Invesco in 1999. Mr. Coleman earned a B.S. and M.S. in accounting from the University of Florida. He also earned an M.B.A. from the Wharton School at the University of Pennsylvania.
Jonathan Edwards
Portfolio manager, is manager of Invesco U.S. Small Cap Value Fund. He joined Invesco in 2001. Mr. Edwards earned a B.S. in economics from Texas A&M University. He also earned an M.B.A. from the McCombs School of Business at The University of Texas at Austin.
Jonathan Mueller
Chartered Financial Analyst, portfolio manager, is manager of Invesco U.S. Small Cap Value Fund. He joined Invesco in 2001. Mr. Mueller earned a B.B.A. in accounting from Texas Christian University. He also earned an M.B.A. from the McCombs School of Business at The University of Texas at Austin. He is also a Certified Public Accountant.

5	Invesco U.S. Small Cap Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 6/30/86, Fund data from 7/1/86
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund data from 1/22/99, index data from 1/31/99

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class Y shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class Y shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s
Class A shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	Invesco U.S. Small Cap Value Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

Class A Shares

Inception (1/22/99)		7.33%

10	Years	5.64

5	Years	4.61

1	Year	7.62

Class B Shares

10	Years	5.60%

5	Years	4.69

1	Year	8.00

Class C Shares

10	Years	5.45%

5	Years	5.00

1	Year	12.00

Class Y Shares

Inception (7/1/86)		10.70%

10	Years	6.51

5	Years	6.07

1	Year	14.17
Effective June 1, 2010, Class I and Class P shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class Y and Class A shares, respectively, of Invesco U.S. Small Cap Value Fund. Returns shown above for Class Y and Class A shares are blended returns of the predecessor fund and Invesco U.S. Small Cap Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class B and Class C shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class P shares restated to reflect the higher 12b-1 fees applicable to Class B and Class C shares, respectively. Class B and Class C shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class P shares was January 22, 1999.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.07%, 1.82%, 1.82% and 0.82%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     A redemption fee of 2% will be imposed on certain redemptions or exchanges out of the Fund within 31 days of purchase. Exceptions to the redemption fee are listed in the Fund’s prospectus.

7	Invesco U.S. Small Cap Value Fund

Invesco U.S. Small Cap Value Fund’s investment objective is to seek above-average total return over a market cycle of three to five years.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

■	Investments in smaller companies may involve greater risk than investments in larger, more established companies. The securities issued by smaller companies may be less liquid, and such companies may have more limited markets, financial resources and product lines, and may lack the depth of management of larger companies.

■	The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.
■	A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

About indexes used in this report
■	The Russell 2000® Value Index is an unmanaged index considered representative of small-cap value stocks. The Russell 2000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Small-Cap Value Funds Index is an unmanaged index considered representative of small-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	CPA® and Certified Public Accountant® are trademarks owned by the American Institute of Certified Public Accountants.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MCVAX
Class B Shares	MCVGX
Class C Shares	MCVQX
Class Y Shares	MPSCX

8	Invesco U.S. Small Cap Value Fund

Schedule of Investments(a)

September 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests–96.9%
Aerospace & Defense–6.1%
AAR Corp.(b)	916,228	$17,096,814

AerCap Holdings N.V. (Netherlands)(b)	1,532,079	18,124,495

Moog, Inc.–Class A(b)	307,200	10,908,672

		46,129,981

Agricultural Products–1.1%
Corn Products International, Inc.	212,400	7,965,000

Air Freight & Logistics–2.5%
Forward Air Corp.	344,500	8,957,000

UTI Worldwide, Inc.	613,600	9,866,688

		18,823,688

Apparel Retail–2.7%
Abercrombie & Fitch Co.–Class A	267,900	10,533,828

Stage Stores, Inc.	734,695	9,551,035

		20,084,863

Apparel, Accessories & Luxury Goods–3.3%
Liz Claiborne, Inc.(b)	2,088,000	12,695,040

Maidenform Brands, Inc.(b)	413,819	11,938,678

		24,633,718

Application Software–1.5%
Fair Isaac Corp.	446,900	11,020,554

Asset Management & Custody Banks–2.5%
Federated Investors, Inc.–Class B	502,300	11,432,348

Janus Capital Group, Inc.	700,100	7,666,095

		19,098,443

Commodity Chemicals–0.5%
Calgon Carbon Corp.(b)	282,900	4,102,050

Communications Equipment–1.1%
Tekelec(b)	622,200	8,063,712

Computer Storage & Peripherals–0.9%
QLogic Corp.(b)	393,200	6,936,048

Construction & Engineering–4.4%
Insituform Technologies, Inc.–Class A(b)	248,750	6,014,775

Orion Marine Group, Inc.(b)	595,655	7,392,079

Shaw Group, Inc. (The)(b)	327,400	10,987,544

Stantec, Inc.(b)	320,606	8,467,204

		32,861,602

Construction & Farm Machinery & Heavy Trucks–3.8%
Terex Corp.(b)	539,900	12,374,508

WABCO Holdings, Inc.(b)	393,700	16,511,778

		28,886,286

Consumer Electronics–2.2%
Harman International Industries, Inc.(b)	494,300	16,514,563

Data Processing & Outsourced Services–2.4%
Alliance Data Systems Corp.(b)	185,400	12,099,204

Broadridge Financial Solutions, Inc.	21,858	499,893

Heartland Payment Systems, Inc.	359,679	5,474,314

		18,073,411

Diversified Metals & Mining–0.2%
AMCOL International Corp.	61,510	1,610,947

Electric Utilities–1.2%
Allete, Inc.	243,400	8,867,062

Electrical Components & Equipment–2.2%
Belden, Inc.	617,700	16,294,926

Electronic Equipment & Instruments–2.9%
Checkpoint Systems, Inc.(b)	548,558	11,163,155

Rogers Corp.(b)	348,583	10,973,393

		22,136,548

Electronic Manufacturing Services–3.1%
Jabil Circuit, Inc.	1,133,100	16,327,971

Methode Electronics, Inc.	765,238	6,948,361

		23,276,332

Financials–0.4%
Forestar Group, Inc.(b)	157,450	2,684,523

Gas Utilities–0.9%
UGI Corp.	251,100	7,183,971

Health Care Equipment–2.0%
Beckman Coulter, Inc.	158,000	7,708,820

Conmed Corp.(b)	77,698	1,741,212

Hill-Rom Holdings, Inc.	149,286	5,357,875

		14,807,907

Health Care Facilities–2.9%
Healthsouth Corp.(b)	823,622	15,813,542

Select Medical Holdings Corp.(b)	810,040	6,237,308

		22,050,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco U.S. Small Cap Value Fund

	Shares	Value

Health Care Supplies–1.2%
Cooper Cos., Inc. (The)	189,058	$8,738,261

Household Products–1.0%
Central Garden and Pet Co.(b)	495,164	5,115,044

Central Garden and Pet Co.–Class A(b)	246,614	2,554,921

		7,669,965

Industrial Machinery–2.0%
John Bean Technologies Corp.	341,400	5,499,954

Snap-On, Inc.	204,800	9,525,248

		15,025,202

Investment Banking & Brokerage–0.5%
FBR Capital Markets Corp.(b)	1,153,500	3,621,990

IT Consulting & Other Services–2.9%
Acxiom Corp.(b)	445,400	7,064,044

MAXIMUS, Inc.	192,731	11,868,375

Ness Technologies, Inc.(b)	735,502	3,309,759

		22,242,178

Life & Health Insurance–1.8%
CNO Financial Group, Inc.(b)	2,499,432	13,846,853

Life Sciences Tools & Services–1.2%
Bio-Rad Laboratories, Inc.–Class A(b)	103,534	9,370,862

Multi-Utilities–1.1%
Avista Corp.	394,421	8,235,510

Office Electronics–1.5%
Zebra Technologies Corp.–Class A(b)	331,600	11,155,024

Office Services & Supplies–2.3%
ACCO Brands Corp.(b)	1,800,400	10,352,300

Interface, Inc.–Class A	517,475	7,363,669

		17,715,969

Oil & Gas Equipment & Services–2.5%
Exterran Holdings, Inc.(b)	272,555	6,189,724

Superior Energy Services, Inc.(b)	463,030	12,358,271

		18,547,995

Paper Packaging–1.6%
Sealed Air Corp.	528,000	11,869,440

Property & Casualty Insurance–4.4%
Amtrust Financial Services, Inc.	900,484	13,075,028

Argo Group International Holdings, Ltd.	375,900	13,058,766

Employers Holdings, Inc.	443,971	7,001,422

		33,135,216

Regional Banks–2.5%
BancorpSouth, Inc.	288,500	4,090,930

Wilmington Trust Corp.	750,800	6,742,184

Zions Bancorporation	365,400	7,804,944

		18,638,058

Reinsurance–5.6%
Alterra Capital Holdings, Ltd.	580,940	11,572,325

Platinum Underwriters Holdings, Ltd. (Bermuda)	387,200	16,850,944

Reinsurance Group of America, Inc.	135,200	6,528,808

Transatlantic Holdings, Inc.	146,900	7,465,458

		42,417,535

Research & Consulting Services–0.6%
Resources Connection, Inc.	335,604	4,617,911

Restaurants–2.4%
AFC Enterprises, Inc.(b)	666,561	8,265,357

Denny’s Corp.(b)	3,014,321	9,374,538

Sonic Corp.(b)	53,992	436,255

		18,076,150

Semiconductor Equipment–1.9%
Brooks Automation, Inc.(b)	971,734	6,520,335

Novellus Systems, Inc.(b)	292,300	7,769,334

		14,289,669

Semiconductors–1.5%
Microsemi Corp.(b)	666,200	11,425,330

Specialized Consumer Services–1.1%
Weight Watchers International, Inc.	278,000	8,670,820

Specialty Chemicals–2.5%
A Schulman, Inc.	343,700	6,925,555

Zep, Inc.	677,913	11,822,803

		18,748,358

Technology Distributors–0.8%
Scansource, Inc.(b)	222,981	6,185,493

Thrifts & Mortgage Finance–0.6%
First Niagara Financial Group, Inc.	384,900	4,484,085

Tires & Rubber–1.4%
Goodyear Tire & Rubber Co. (The)(b)	1,009,400	10,851,050

Wireless Telecommunication Services–1.2%
Syniverse Holdings, Inc.(b)	409,098	9,274,252

Total Common Stocks & Other Equity Interests (Cost $655,041,717)		730,960,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco U.S. Small Cap Value Fund

	Shares	Value

Money Market Funds–3.6%
Liquid Assets Portfolio–Institutional Class(c)	13,727,041	$13,727,041

Premier Portfolio–Institutional Class(c)	13,727,041	13,727,041

Total Money Market Funds (Cost $27,454,082)		27,454,082

TOTAL INVESTMENTS-100.5% (Cost $682,495,799)		758,414,243

OTHER ASSETS LESS LIABILITIES–(0.5)%		(4,150,710)

NET ASSETS–100.0%		$754,263,533

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco U.S. Small Cap Value Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $655,041,717)	$730,960,161

Investments in affiliated money market funds, at value and cost	27,454,082

Total investments, at value (Cost $682,495,799)	758,414,243

Receivables for:
Investments sold	5,794,325

Fund shares sold	568,216

Dividends	388,819

Other assets	34,078

Total assets	765,199,681

Liabilities:
Payables for:
Investments purchased	9,598,843

Fund shares reacquired	1,138,635

Accrued fees to affiliates	142,955

Accrued other operating expenses	53,822

Trustee deferred compensation and retirement plans	1,893

Total liabilities	10,936,148

Net assets applicable to shares outstanding	$754,263,533

Net assets consist of:
Shares of beneficial interest	$705,138,058

Undistributed net investment income	1,946,098

Undistributed net realized gain (loss)	(28,739,067)

Unrealized appreciation	75,918,444

$754,263,533

Net Assets:
Class A	$158,362,469

Class B	$116,473

Class C	$99,106

Class Y	$595,685,485

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,966,475

Class B	5,137

Class C	4,371

Class Y	25,959,072

Class A:
Net asset value per share	$22.73

Maximum offering price per share (Net asset value of $22.73 divided by 94.50%)	$24.05

Class B:
Net asset value and offering price per share	$22.67

Class C:
Net asset value and offering price per share	$22.67

Class Y:
Net asset value and offering price per share	$22.95

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco U.S. Small Cap Value Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Dividends	$8,321,979

Dividends from affiliated money market funds	18,219

Interest	38,924

Total investment income	8,379,122

Expenses:
Advisory fees	4,986,776

Administrative services fees	466,629

Custodian fees	33,512

Distribution fees:
Class A	366,370

Class B	168

Class C	153

Transfer agent fees — A, B, C and Y	315,670

Trustees’ and officers’ fees and benefits	20,038

Other	279,315

Total expenses	6,468,631

Less: Fees waived	(45,336)

Net expenses	6,423,295

Net investment income	1,955,827

Realized and unrealized gain (loss) from:
Net realized gain from investment securities	102,054,961

Change in net unrealized appreciation (depreciation) of investment securities	(8,268,731)

Net realized and unrealized gain	93,786,230

Net increase in net assets resulting from operations	$95,742,057

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco U.S. Small Cap Value Fund

Statement of Changes in Net Assets

For the years ended September 30, 2010 and 2009

	2010	2009

Operations:
Net investment income	$1,955,827	$918,103

Net realized gain (loss)	102,054,961	(120,313,179)

Change in net unrealized appreciation (depreciation)	(8,268,731)	97,166,592

Net increase (decrease) in net assets resulting from operations	95,742,057	(22,228,484)

Distributions to shareholders from net investment income:
Class A	—	(583,233)

Class Y	—	(5,440,667)

Total distributions from net investment income	—	(6,023,900)

Distributions to shareholders from net realized gains:
Class A	—	(3,098,766)

Class Y	—	(22,483,007)

Total distributions from net realized gains	—	(25,581,773)

Share transactions–net:
Class A	27,539,186	37,044,028

Class B	113,008	—

Class C	96,299	—

Class Y	(7,580,407)	(66,781,624)

Net increase (decrease) in net assets resulting from share transactions	20,168,086	(29,737,596)

Net increase (decrease) in net assets	115,910,143	(83,571,753)

Net assets:
Beginning of year	638,353,390	721,925,143

End of year (includes undistributed net investment income of $1,946,098 and $(9,729), respectively)	$754,263,533	$638,353,390

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco U.S. Small Cap Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley U.S. Small Cap Value Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Institutional Fund Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class P and Class I shares received Class A and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s Class P and Class I shares prior to the Reorganization is included with Class A and Class Y shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is above-average total return over a market cycle of three to five years.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

14        Invesco U.S. Small Cap Value Fund

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

15        Invesco U.S. Small Cap Value Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Redemption Fees — The Fund has a 2% redemption fee that is to be retained by the Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee, subject to certain exceptions, is imposed on certain redemptions or exchanges of shares within 31 days of purchase. The redemption fee is recorded as an increase in shareholder capital and is allocated among the share classes based on the relative net assets of each class.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $500 million	0.67%

Next $500 million	0.645%

Over $1 billion	0.62%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $3,300,419 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.12%, 1.87%, 1.87%, and 0.87%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended September 30, 2010, the Adviser and MSIM waived advisory fees of $11,414 and $33,922, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $399,025 to MSIM and JPMorgan Investor Services Co. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.

16        Invesco U.S. Small Cap Value Fund

  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $276,898 to Morgan Stanley Services Company Inc., which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $238,732 to Morgan Stanley Distribution Inc. (“MSDI”) For the year ended September 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $318 in front-end sales commissions from the sale of Class A shares and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$758,414,243	$—	$—	$758,414,243

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended September 30, 2010, the Fund paid legal fees of $341 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

17        Invesco U.S. Small Cap Value Fund

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$—	$6,023,900

Ordinary income-tax exempt	—	5,133,069

Long-term capital gain	—	20,448,639

Total distributions	$—	$31,605,608

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$1,947,991

Net unrealized appreciation — investments	64,262,827

Temporary book/tax differences	(1,893)

Capital loss carryforward	(17,083,450)

Shares of beneficial interest	705,138,058

Total net assets	$754,263,533

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2017	$17,083,450

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $514,697,152 and $484,516,520, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$78,092,407

Aggregate unrealized (depreciation) of investment securities	(13,829,580)

Net unrealized appreciation of investment securities	$64,262,827

Cost of investments for tax purposes is $694,151,416.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of wash sales adjustments, on September 30, 2010, undistributed net realized gain (loss) was increased by $4,500,275 and shares of beneficial interest decreased by $4,500,275. This reclassification had no effect on the net assets of the Fund.

18        Invesco U.S. Small Cap Value Fund

NOTE 9—Share Information

	Summary of Share Activity

	Years ended September 30,
	2010		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	4,614,332	$98,055,891	3,711,720	$59,889,400

Class B(a)	5,605	123,178	—	—

Class C(a)	4,371	96,299	—	—

Class Y	7,663,653	165,104,181	6,888,418	112,040,800

Issued as reinvestment of dividends:
Class A	—	—	244,002	3,681,998

Class Y	—	—	1,762,198	26,714,924

Automatic conversion of Class B to Class A shares:
Class A	74	1,651	—	—

Class B(a)	(74)	(1,651)	—	—

Reacquired(b):
Class A	(3,188,541)	(70,518,356)	(1,773,510)	(26,527,370)

Class B(a)	(394)	(8,519)	—	—

Class C(a)	—	—	—	—

Class Y	(7,949,660)	(172,684,588)	(13,139,134)	(205,537,348)

Net increase (decrease) in share activity	1,149,366	$20,168,086	(2,306,306)	$(29,737,596)

(a)	Commencement date of June 1, 2010.
(b)	Net of redemption fees of $51,394 and approximately $43,000 allocated among the classes based on relative net assets of each class for the years ended September 30, 2010 and 2009, respectively.

Effective November 30, 2010, all Invesco Funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

19        Invesco U.S. Small Cap Value Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period(b)	Return	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 09/30/10	$19.97	$0.01	$2.75	$2.76	$—	$—	$—	$22.73	13.82%	$158,362	1.05	%(d)	1.06	%(d)	0.06	%(d)	69%
Year ended 09/30/09	21.05	(0.04)	(0.09)	(0.13)	(0.15)	(0.80)	(0.95)	19.97	0.81	110,638	1.12	(e)	1.12	(e)	(0.26	)(e)	53
Year ended 09/30/08	28.03	0.01	(3.81)	(3.80)	(0.00)	(3.18)	(3.18)	21.05	(14.58)	70,699	1.05	(e)	1.05	(e)	0.02	(e)	56
Year ended 09/30/07	26.09	0.00	4.86	4.86	(0.02)	(2.90)	(2.92)	28.03	19.45	59,519	1.09	(e)	1.09	(e)	(0.01	)(e)	46
Year ended 09/30/06	24.29	0.02	3.04	3.06	(0.11)	(1.15)	(1.26)	26.09	13.13	26,428	1.06		1.06		0.08		51

Class B
Year ended 09/30/10(f)	21.64	(0.05)	1.08	1.03	—	—	—	22.67	4.76	116	1.73	(d)	1.73	(d)	(0.62	)(d)	69

Class C
Year ended 09/30/10(f)	21.64	(0.05)	1.08	1.03	—	—	—	22.67	4.76	99	1.73	(d)	1.73	(d)	(0.62	)(d)	69

Class Y
Year ended 09/30/10	20.11	0.07	2.77	2.84	—	—	—	22.95	14.12	595,685	0.80	(d)	0.81	(d)	0.31	(d)	69
Year ended 09/30/09	21.19	0.04	(0.13)	(0.09)	(0.19)	(0.80)	(0.99)	20.11	1.09	527,715	0.86	(e)	0.86	(e)	0.25	(e)	53
Year ended 09/30/08	28.19	0.06	(3.82)	(3.76)	(0.06)	(3.18)	(3.24)	21.19	(14.34)	651,226	0.80	(e)	0.80	(e)	0.28	(e)	56
Year ended 09/30/07	26.22	0.06	4.89	4.95	(0.08)	(2.90)	(2.98)	28.19	19.74	810,194	0.84	(e)	0.84	(e)	0.23	(e)	46
Year ended 09/30/06	24.41	0.09	3.04	3.13	(0.17)	(1.15)	(1.32)	26.22	13.42	716,208	0.81		0.81		0.35		51

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $146,548, $50, $46 and $607,184 for Class A, Class B, Class C and Class Y shares, respectively.
(e)	The Ratios of Expenses and Net Investment Income reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is 0.01%, 0.01% and less than 0.005% for the years ended September 30, 2009, 2008 and 2007, respectively.
(f)	Commencement date of June 1, 2010.

NOTE 11—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Small Cap Value Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

20        Invesco U.S. Small Cap Value Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco U.S. Small Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco U.S. Small Cap Value Fund (formerly known as Morgan Stanley U.S. Small Cap Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

21        Invesco U.S. Small Cap Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[2]	Ratio
A	$1,000.00	$988.30	$5.33	$1,019.70	$5.42	1.07%

B	1,000.00	1,048.10	8.88	1,016.39	8.74	1.73

C	1,000.00	1,048.10	8.88	1,016.39	8.74	1.73

Y	1,000.00	989.70	4.09	1,020.96	4.15	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010 through September 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

22        Invesco U.S. Small Cap Value Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco U.S. Small Cap Value Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

23        Invesco U.S. Small Cap Value Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco U.S. Small Cap Value Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Institutional Fund Trust — U.S. Small Cap Value Portfolio was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	20,113,638	459,508	771,242	0

25        Invesco U.S. Small Cap Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	207	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	207	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	207	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-USSCV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                                   September 30, 2010

Invesco Value Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
23	Auditor’s Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
28	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Value Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Value Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended September 30, 2010, Invesco Value Fund, at net asset value, outperformed its benchmark, the Russell 1000 Value Index. The Fund’s outperformance was largely due to stock selection in the energy and financials sectors. Alternatively, stock selection in information technology (IT) and an underweight in utilities and industrials detracted from the Fund’s performance versus the benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	10.23%

Class B Shares*	9.38

Class C Shares*	9.32

Class Y Shares*	10.49

S&P 500 Index▼ (Broad Market Index)	10.18

Russell 1000 Value Index▼ (Style-Specific Index)	8.90

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	7.57

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had those proceeds not been included, returns would have been lower.

How we invest
Our strategy aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and we will sell as the stock prices begin to reflect their intrinsic value.1 In addition, investors can take advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst.
     The Fund’s investable universe includes all large-cap U.S. denominated equities. In order to distill these investments, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	It is statistically inexpensive on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.

■	It is found through rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.
     Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund. Therefore, we feel that stock selection, as opposed to making macro-based sector bets, provides a more attractive risk/return profile based on rigorous fundamental research at the individual stock level.
     We look to manage risk with portfolio construction, mainly though diversification across all major sectors. We also look to manage risk through the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. Portfolio managers have the final say on construction of their Funds and a collegial relationship exists between the risk management team and the Fund teams.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	We believe the target price has been realized and we no longer consider the company undervalued.

■	We determine that a better value opportunity can be found elsewhere.

■	Our research shows that a company is experiencing deteriorating fundamentals beyond what we feel to be a tolerable level and the trend is likely to be a long-term issue.

Market conditions and your Fund
At the beginning of the 12-month period covered by this report, riskier assets outperformed securities considered safe havens, such as U.S. Treasuries. This trend continued through the middle of

Portfolio Composition
By sector

Financials	21.6%

Consumer Discretionary	16.9

Health Care	12.7

Information Technology	10.7

Consumer Staples	10.6

Energy	9.7

Industrials	6.4

Materials	4.6

Telecommunication Services	4.3

Utilities	1.6

Money Market Funds Plus Other
Assets Less Liabilities	0.9

Total Net Assets	$99.6 million

Total Number of Holdings*	77

Top 10 Equity Holdings*

1. Comcast Corp.	4.5%

2. Viacom, Inc.	4.0

3. Chubb Corp.	3.8

4. eBay, Inc.	3.1

5. JPMorgan Chase & Co.	2.9

6. Pfizer, Inc.	2.7

7. International Paper Co.	2.5

8. Kraft Foods, Inc.	2.5

9. Bristol-Meyers Squibb Co.	2.2

10. Travelers Cos., Inc. (The)	2.1
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Value Fund

April 2010. Renewed credit problems in Europe and the market correction that occurred April through August, however, created a more uncertain environment, prompting investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities because companies with positive fundamentals became more attractively valued. Additionally, despite the market finishing lower at the end of this reporting period, there were a number of positives including, improved market liquidity, lean corporate infrastructures, and merger and acquisition activity.
     The Fund’s energy exposure was the largest contributor to relative returns. The Fund’s notable underweight combined with strong stock selection positively affected performance. Throughout the past year, we have taken advantage of weaknesses in select energy holdings to build exposure. The majority of the Fund’s energy holdings are within the integrated oil industry, an area that has become more attractively priced as economic concerns and higher production costs have had a negative affect on stock prices.
     Financials acted as another primary driver of relative outperformance, at net asset value, when measured against the Russell 1000 Value Index. Specifically, the Fund’s material overweight in the property and casualty insurance industry enhanced shareholder returns. Chubb, a property and casualty insurance company, was the largest holding in the Fund for much of 2009. The company’s strong performance is reflective of a strong balance sheet and a well diversi-fied, conservative underwriting platform. Chubb has done an admirable job of returning cash to shareowners through buybacks and dividends, while operating in a difficult pricing environment.
     The IT sector was the largest detractor from relative performance. Among technology stocks, the Fund’s overweight exposure combined with unfavorable stock selection among hardware and e-commerce companies dampened shareholder returns. More specifically, the unexpected departure of Hewlett Packard’s CEO temporarily weighed heavily on the shares. Shares of Yahoo!, a relatively new addition to the portfolio, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.
     An underweight to industrials and minimal exposure to the utilities sector versus the Russell 1000 Value Index, also detracted from performance, as these two sectors posted double-digit returns for the period.
     Toward the end of the period, we paired down exposure to select insurance and media names, using the proceeds to opportunistically increase the Fund’s energy and industrials exposure.
     We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies capitalize on market volatility and periods of down markets as value is created for new investment opportunities.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult your financial adviser to discuss your individual financial program.
     Thank you for your investment in the Invesco Value Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
1 Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa. He also earned an M.B.A. from the University of Chicago Graduate School of Business.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. is psychology and finance from the University of Illinois. He also earned an M.B.A. in finance from Columbia University.
Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin. He also earned an M.B.A. from Columbia University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a B.B.A from Southern Methodist University. He also earned an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio Manager, is manager of Invesco Value Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University. He also earned an M.B.A. from the University of Houston.

5	Invesco Value Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Oldest Share Classes since Inception
Fund data from 11/25/98, index data from 11/30/98

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the applicable contingent deferred sales charges. Index results include reinvested dividends, but they do not reflect sales charges.
Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6	Invesco Value Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

Class A Shares

Inception (11/25/98)	2.74%

10 Years	2.91

5 Years	0.35

1 Year	4.12

Class B Shares

Inception (11/25/98)	2.71%

10 Years	2.86

5 Years	0.39

1 Year	4.38

Class C Shares

Inception (11/25/98)	2.47%

10 Years	2.72

5 Years	0.73

1 Year	8.32

Class Y Shares

Inception (11/25/98)	3.49%

10 Years	3.74

5 Years	1.73

1 Year	10.49

Effective June 1, 2010, Class A, Class B, Class C and Class I shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C and Class Y shares, respectively, of Invesco Value Fund. Returns shown above for Class A, Class B, Class C and Class Y shares are blended returns of the predecessor fund and Invesco Value Fund. Share class returns will differ from the predecessor fund because of different expenses.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 1.25%, 2.00%, 2.00% and 1.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Value Fund

Invesco Value Fund’s investment objective is total return.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions. Investments in convertible securities subject the Fund to the risks associated with both fixed-income securities, including credit risk and interest rate risk, and common stocks.

■	Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks can continue to be undervalued for long periods of time and may not ever realize their full value.

■	The risks of investing in securities of foreign issuers can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading and foreign taxation issues.

■	All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.
■	The Fund may invest in obligations issued by U.S. government agencies and instrumentalities that may receive varying levels of support from the government, which could affect the Fund’s ability to recover should they default.

■	REITs are susceptible to risk associated with the ownership of real estate and the real estate industry in general. In addition, REITs depend on specialized management skills, may not be diversified, may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Investments in REITs may involve duplication of management fees and certain other expenses.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charter-holder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	VLUAX
Class B Shares	VLUBX
Class C Shares	VLUCX
Class Y Shares	VLUDX

8	Invesco Value Fund

Schedule of Investments(a)

September 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests–99.1%
Aerospace & Defense–1.1%
Honeywell International, Inc.	26,121	$1,147,757

Aluminum–1.3%
Alcoa, Inc.	105,362	1,275,934

Asset Management & Custody Banks–2.4%
Bank of New York Mellon Corp. (The)	75,195	1,964,845

State Street Corp.	10,488	394,978

		2,359,823

Cable & Satellite–6.7%
Comcast Corp. (Class A)	245,278	4,434,626

DirecTV (Class A)(b)	19,065	793,676

Time Warner Cable, Inc.	26,031	1,405,414

		6,633,716

Communications Equipment–1.0%
Cisco Systems, Inc.(b)	46,265	1,013,203

Computer Hardware–2.2%
Dell, Inc.(b)	83,678	1,084,467

Hewlett-Packard Co.	26,820	1,128,317

		2,212,784

Data Processing & Outsourced Services–0.3%
Western Union Co. (The)	17,349	306,557

Department Stores–1.0%
JC Penney Co., Inc.	25,828	702,005

Macy’s, Inc.	14,529	335,475

		1,037,480

Diversified Banks–1.7%
US Bancorp	28,425	614,548

Wells Fargo & Co.	42,246	1,061,642

		1,676,190

Diversified Chemicals–0.8%
EI Du Pont de Nemours & Co.	16,864	752,472

Drug Retail–1.5%
CVS Caremark Corp.	47,342	1,489,853

Electric Utilities–1.3%
American Electric Power Co., Inc.	14,000	507,220

FirstEnergy Corp.	20,430	787,372

		1,294,592

Electrical Components & Equipment–0.8%
Emerson Electric Co.	16,075	846,510

General Merchandise Stores–0.4%
Target Corp.	7,939	424,260

Health Care Distributors–1.3%
Cardinal Health, Inc.	38,026	1,256,379

Home Improvement Retail–1.7%
Home Depot, Inc.	27,249	863,248

Lowe’s Cos., Inc.	39,599	882,662

		1,745,910

Household Products–0.3%
Procter & Gamble Co. (The)	4,963	297,631

Hypermarkets & Super Centers–1.8%
Wal-Mart Stores, Inc.	33,810	1,809,511

Industrial Conglomerates–3.3%
General Electric Co.	79,983	1,299,724

Textron, Inc.	30,177	620,439

Tyco International Ltd. (Luxembourg)	37,443	1,375,281

		3,295,444

Industrial Machinery–1.1%
Ingersoll-Rand PLC (Ireland)	31,110	1,110,938

Integrated Oil & Gas–6.6%
BP PLC (ADR) (United Kingdom)	14,115	581,115

Chevron Corp.	24,995	2,025,845

ConocoPhillips	28,131	1,615,563

Royal Dutch Shell PLC (ADR) (Netherlands)	27,289	1,645,527

Total SA (ADR) (France)	14,679	757,436

		6,625,486

Integrated Telecommunication Services–3.3%
AT&T, Inc.	51,146	1,462,776

Verizon Communications, Inc.	56,363	1,836,870

		3,299,646

Internet Software & Services–4.7%
eBay, Inc.(b)	124,455	3,036,702

Yahoo!, Inc.(b)	113,116	1,602,854

		4,639,556

Investment Banking & Brokerage–1.4%
Goldman Sachs Group, Inc. (The)	6,903	998,036

Morgan Stanley	15,188	374,840

		1,372,876

IT Consulting & Other Services–0.6%
Accenture PLC (Class A) (Ireland)	13,526	574,720

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Value Fund

	Shares	Value

Life & Health Insurance–2.9%
Aflac, Inc.	9,704	$501,794

MetLife, Inc.	33,130	1,273,848

Torchmark Corp.	20,878	1,109,457

		2,885,099

Managed Health Care–2.5%
UnitedHealth Group, Inc.	51,020	1,791,312

WellPoint, Inc.(b)	11,958	677,301

		2,468,613

Movies & Entertainment–7.0%
News Corp. (Class B)	91,515	1,378,216

Time Warner, Inc.	50,797	1,556,928

Viacom, Inc. (Class B)	110,346	3,993,422

		6,928,566

Multi-Utilities–0.3%
Sempra Energy	6,273	337,487

Oil & Gas Drilling–0.4%
Noble Corp. (Switzerland)	10,898	368,243

Oil & Gas Equipment & Services–2.7%
Halliburton Co.	58,909	1,948,121

Weatherford International Ltd. (Switzerland)(b)	43,320	740,772

		2,688,893

Other Diversified Financial Services–6.3%
Bank of America Corp.	155,540	2,039,130

Citigroup, Inc.(b)	339,696	1,324,814

JPMorgan Chase & Co.	75,390	2,870,097

		6,234,041

Packaged Foods & Meats–4.1%
Kraft Foods, Inc. (Class A)	80,135	2,472,966

Unilever N.V. (NY Registered Shares) (Netherlands)	54,113	1,616,897

		4,089,863

Paper Products–2.5%
International Paper Co.	116,493	2,533,723

Personal Products–0.6%
Avon Products, Inc.	18,271	586,682

Pharmaceuticals–8.9%
Abbott Laboratories	15,375	803,190

Bristol-Myers Squibb Co.	82,098	2,225,677

GlaxoSmithKline PLC (ADR) (United Kingdom)	15,291	604,300

Merck & Co., Inc.	53,555	1,971,360

Pfizer, Inc.	154,913	2,659,856

Roche Holding AG (ADR) (Switzerland)	17,937	615,985

		8,880,368

Property & Casualty Insurance–5.9%
Chubb Corp.	66,139	3,769,262

Travelers Cos., Inc. (The)	40,083	2,088,324

		5,857,586

Regional Banks–1.1%
PNC Financial Services Group, Inc.	21,956	1,139,736

Semiconductor Equipment–0.4%
KLA-Tencor Corp.	10,305	363,045

Semiconductors–1.3%
Intel Corp.	65,062	1,251,142

Soft Drinks–1.6%
Coca-Cola Co. (The)	21,111	1,235,416

PepsiCo, Inc.	5,097	338,644

		1,574,060

Systems Software–0.3%
Microsoft Corp.	13,233	324,076

Tobacco–0.7%
Philip Morris International, Inc.	12,603	706,020

Wireless Telecommunication Services–1.0%
Vodafone Group PLC (ADR) (United Kingdom)	38,423	953,275

Total Common Stocks & Other Equity Interests (Cost $99,145,873)		98,669,746

Money Market Funds–1.1%
Liquid Assets Portfolio–Institutional Class(c)	539,821	539,821

Premier Portfolio–Institutional Class(c)	539,821	539,821

Total Money Market Funds (Cost $1,079,642)		1,079,642

TOTAL INVESTMENTS–100.2% (Cost $100,225,515)		99,749,388

OTHER ASSETS LESS LIABILITIES–(0.2%)		(192,087)

NET ASSETS–100.0%		$99,557,301

Investment Abbreviation:

ADR	– American Depositary Receipt.

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Value Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $99,145,873)	$98,669,746

Investments in affiliated money market funds, at value and cost	1,079,642

Total investments, at value (Cost $100,225,515)	99,749,388

Receivable for:
Investments sold	138,272

Dividends	178,079

Fund shares sold	4,835

Other Assets	18,151

Total assets	100,088,725

Liabilities:
Payable for:
Investments purchased	161,953

Fund shares reacquired	184,649

Accrued fees to affiliates	113,891

Accrued other operating expenses	70,698

Trustee deferred compensation and retirement plans	233

Total liabilities	531,424

Net assets applicable to shares outstanding	$99,557,301

Net assets consist of:
Shares of beneficial interest	$112,493,126

Undistributed net investment income	774,037

Undistributed net realized gain (loss)	(13,233,735)

Unrealized appreciation (depreciation)	(476,127)

$99,557,301

Net Assets:
Class A	$75,285,313

Class B	$15,034,227

Class C	$8,424,610

Class Y	$813,151

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	6,560,436

Class B	1,346,458

Class C	761,010

Class Y	69,729

Class A:
Net asset value per share	$11.48

Maximum offering price per share (net asset value of $11.48 divided by 94.50%)	$12.15

Class B:
Net asset value and offering price per share	$11.17

Class C:
Net asset value and offering price per share	$11.07

Class Y:
Net asset value and offering price per share	$11.66

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Value Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Dividends (net of $32,243 foreign withholding tax)	$2,409,695

Dividends from affiliated money market funds	683

Total investment income	2,410,378

Expenses:
Advisory fees	447,393

Administrative services fees	75,557

Custodian fees	9,489

Distribution fees:
Class A	188,995

Class B	216,782

Class C	88,317

Transfer agent fees	249,689

Trustees’ and officers’ fees and benefits	5,459

Reports to shareholder fees	79,905

Other	115,281

Total expenses	1,476,867

Less: Fees waived	(2,846)

Net expenses	1,474,021

Net investment income	936,357

Realized and Unrealized Gain:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $146,591)	5,769,630

Net change in unrealized appreciation of investment securities	3,598,371

Net realized and unrealized gain	9,368,001

Net increase in net assets resulting from operations	$10,304,358

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Value Fund

Statements of Changes in Net Assets

For the years ended September 30, 2010 and 2009

	2010	2009

Operations:
Net investment income	$936,357	$1,418,822

Net realized gain (loss)	5,769,630	(12,295,298)

Change in net unrealized appreciation	3,598,371	873,379

Net increase (decrease) in net assets resulting from operations	10,304,358	(10,003,097)

Distributions to shareholders from net investment income:
Class A shares	(1,120,269)	(1,711,298)

Class B shares	(148,662)	(794,113)

Class C shares	(74,807)	(182,885)

Class Y shares	(6,266)	(31,709)

Total distributions to shareholders from net investment income	(1,350,004)	(2,720,005)

Net increase (decrease) from in net assets resulting from share transactions	(22,786,609)	(29,442,630)

Net increase (decrease) in net assets	(13,832,255)	(42,165,732)

Net assets:
Beginning of year	113,389,556	155,555,288

End of year (Includes undistributed net investment income of $774,037 and $1,187,684, respectively)	$99,557,301	$113,389,556

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Value Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds, (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Value Fund (the “Acquired Fund”). The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class B, Class C and Class I shares received Class A, Class B, Class C and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class I shares prior to the Reorganization is included with Class Y shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is total return.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

13        Invesco Value Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid annually and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

14        Invesco Value Fund

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.42%

Next $1 billion	0.37%

Next $1 billion	0.32%

Over $3 billion	0.27%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $309,090 to Morgan Stanley Investment Advisors Inc. (“MSIA”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.25%, 2.00%, 2.00%, and 1.00%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money market Portfolio — Institutional Class shares.
  For the year ended September 30, 2010, the Adviser and MSIA waived advisory fees of $365 and $2,481, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $58,845 to Morgan Stanley Services Company, Inc. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $159,372 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, the expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a

15        Invesco Value Fund

maximum of the following annual rates; (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares and (3) Class C — up to 1.00% of the average daily net assets of Class C shares.
  In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI but not yet reimbursed to IDI may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. For the year ended September 30, 2010, the distribution fee was accrued for Class B at an annual rate of 1.00%.
  Prior to the Reorganization, the Acquired Fund had entered into master distribution agreements with Morgan Stanley Distributors Inc. (“MSDI”) to serve as the distributor for the Class A, Class B and Class C shares. Pursuant to such agreements, the Acquired Fund paid $397,391 to MSDI.
  For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $528 in front-end sales commissions from the sale of Class A shares and $0, $4,459 and $0 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. For the period October 1, 2009 to May 31, 2010, MSDI retained $4,849 in front-end sales commissions from the sale of Class A shares and $5, $15,769 and $587 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$99,133,403	$615,985	$—	$99,749,388

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended September 30, 2010, the Fund engaged in securities purchases of $74,656 and securities sales of $480,200, which resulted in net realized gains of $146,591.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended September 30, 2010, the Fund paid legal fees of $198 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A member of that firm is a Trustee of the Trust.

16        Invesco Value Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$1,350,004	$2,720,005

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$774,062

Net unrealized appreciation (depreciation) — investments	(625,685)

Temporary book/tax differences	(25)

Capital loss carryforward	(13,084,177)

Shares of beneficial interest	112,493,126

Total net assets	$99,557,301

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2017	$9,431,130

September 30, 2018	3,653,047

Total capital loss carryforward	$13,084,177

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $20,644,864 and $40,118,873, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$11,668,230

Aggregate unrealized (depreciation) of investment securities	(12,293,915)

Net unrealized appreciation (depreciation) of investment securities	$(625,685)

Cost of investments for tax purposes is $100,375,073.

17        Invesco Value Fund

NOTE 9—Share Information

	Summary of Share Activity

	For the year ended		For the year ended
	September 30, 2010(a)		September 30, 2009
	Shares	Amount	Shares	Amount

Class A shares
Sold	846,627	$9,318,262	1,971,975	$16,715,086

Conversion from Class B	223,888	2,494,210	214,359	1,768,185

Reinvestment of dividends	100,958	1,096,399	216,566	1,684,881

Redeemed	(1,680,824)	(18,574,567)	(2,220,500)	(18,216,111)

Net increase (decrease) — Class A	(509,351)	(5,665,696)	182,400	1,952,041

Class B shares
Sold	68,549	739,388	118,699	990,425

Conversion to Class A	(229,786)	(2,494,210)	(220,085)	(1,768,185)

Reinvestment of dividends	13,443	142,903	102,078	776,812

Redeemed	(1,315,901)	(14,143,433)	(3,117,770)	(25,267,203)

Net increase (decrease) — Class B	(1,463,695)	(15,755,352)	(3,117,078)	(25,268,151)

Class C shares
Sold	44,155	466,458	59,629	481,753

Reinvestment of dividends	6,854	72,242	23,647	178,768

Redeemed	(208,900)	(2,219,295)	(312,106)	(2,471,462)

Net increase (decrease) — Class C	(157,891)	(1,680,595)	(228,830)	(1,810,941)

Class Y shares
Sold	46,874	507,564	410	3,610

Reinvestment of dividends	565	6,227	1,984	15,652

Redeemed	(18,105)	(198,757)	(509,232)	(4,334,841)

Net increase (decrease) — Class Y	29,334	315,034	(506,838)	(4,315,579)

Net increase (decrease) in share activity	(2,101,603)	$(22,786,609)	(3,670,346)	$(29,442,630)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate owns 62% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.

Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 10—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Comstock Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

18        Invesco Value Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A shares
	For the year ended September 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$10.57		$10.90		$15.59		$14.85		$13.27

Income (loss) from investment operations:
Net investment income(1)	0.12		0.14		0.23		0.25		0.23

Net realized and unrealized gain (loss)	0.95	(2)	(0.21)		(3.51)		1.27		1.63

Total income (loss) from investment operations	1.07		(0.07)		(3.28)		1.52		1.86

Less dividends and distributions from:
Net investment income	(0.16)		(0.26)		(0.28)		(0.25)		(0.28)

Net realized gain	—		—		(1.13)		(0.53)		—

Total dividends and distributions	(0.16)		(0.26)		(1.41)		(0.78)		(0.28)

Net asset value, end of period	$11.48		$10.57		$10.90		$15.59		$14.85

Total return(3)	10.23	%(2)	0.18%		(22.69)%		10.43%		14.20%

Net assets, end of period, (000’s)	$75,285		$74,725		$75,052		$109,643		$77,032

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	1.17	%(4)(5)	1.25	%(5)	1.04	%(5)	0.99	%(5)	1.00%

Without fee waivers and/or expense reimbursements	1.17	%(4)	1.25%		1.04%		0.99%		1.01%

Net investment income	1.09	%(4)(5)	1.69	%(5)	1.78	%(5)	1.62	%(5)	1.69%

Rebate from affiliates	0.00	%(4)(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—

Supplemental data:
Portfolio turnover(7)	20%		23%		10%		15%		13%

(1)	Calculated using average shares outstanding.
(2)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net realized and unrealized gain (loss) per share would have been $0.85 and total return would have been lower.
(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total return.
(4)	Ratios are based on average daily net assets (000’s omitted) of $75,600.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

19        Invesco Value Fund

NOTE 11—Financial Highlights—(continued)

	Class B Shares
	For the year ended September 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$10.27		$10.53		$15.07		$14.34		$12.79

Income (loss) from investment operations:
Net investment income(1)	0.03		0.08		0.13		0.13		0.12

Net realized and unrealized gain (loss)	0.93	(2)	(0.19)		(3.41)		1.23		1.58

Total income (loss) from investment operations	0.96		(0.11)		(3.28)		1.36		1.70

Less dividends and distributions from:
Net investment income	(0.06)		(0.15)		(0.13)		(0.10)		(0.15)

Net realized gain	—		—		(1.13)		(0.53)		—

Total dividends and distributions	(0.06)		(0.15)		(1.26)		(0.63)		(0.15)

Net asset value, end of period	$11.17		$10.27		$10.53		$15.07		$14.34

Total return(3)	9.38	%(2)	(0.56)%		(23.30)%		9.67%		13.37%

Net assets, end of period, (000’s)	$15,034		$28,853		$62,401		$132,555		$195,893

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	1.92	%(4)(5)	2.00	%(5)	1.79	%(5)	1.75	%(5)	1.75%

Without fee waivers and/or expense reimbursements	1.92	%(4)	2.00%		1.79%		1.75%		1.76%

Net investment income	0.34	%(4)(5)	0.94	%(5)	1.03	%(5)	0.86	%(5)	0.94%

Rebate from affiliates	0.00	%(4)(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—

Supplemental data:
Portfolio turnover(7)	20%		23%		10%		15%		13%

(1)	Calculated using average shares outstanding.
(2)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net realized and unrealized gain (loss) per share would have been $0.86 and total return would have been lower.
(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Total returns do not reflect charges assessed in connection with a variable product, which if included would reduce total return.
(4)	Ratios are based on average daily net assets (000’s omitted) of $21,701.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

20        Invesco Value Fund

NOTE 11—Financial Highlights—(continued)

	Class C shares
	For the year ended September 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$10.21		$10.49		$15.04		$14.34		$12.80

Income (loss) from investment operations:
Net investment income(1)	0.04		0.08		0.13		0.13		0.13

Net realized and unrealized gain (loss)	0.91	(2)	(0.19)		(3.40)		1.23		1.57

Total income (loss) from investment operations	0.95		(0.11)		(3.27)		1.36		1.70

Less dividends and distributions from:
Net investment income	(0.09)		(0.17)		(0.15)		(0.13)		(0.16)

Net realized gain	—		—		(1.13)		(0.53)		—

Total dividends and distributions	(0.09)		(0.17)		(1.28)		(0.66)		(0.16)

Net asset value, end of period	$11.07		$10.21		$10.49		$15.04		$14.34

Total return(3)	9.32	%(2)	(0.49)%		(23.32)%		9.67%		13.38%

Net assets, end of period, (000’s)	$8,425		$9,378		$12,042		$19,984		$21,859

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	1.92	%(4)(5)	2.00	%(5)	1.77	%(5)	1.73	%(5)	1.72%

Without fee waivers and/or expense reimbursements	1.92	%(4)	2.00%		1.77%		1.73%		1.73%

Net investment income	0.34	%(4)(5)	0.94	%(5)	1.05	%(5)	0.88	%(5)	0.97%

Rebate from affiliates	0.00	%(4)(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—

Supplemental data:
Portfolio turnover(7)	20%		23%		10%		15%		13%

(1)	Calculated using average shares outstanding.
(2)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net realized and unrealized gain (loss) per share would have been $0.81 and total return would have been lower.
(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(4)	Ratios are based on average daily net assets (000’s omitted) of $8,834.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

21        Invesco Value Fund

NOTE 11—Financial Highlights—(continued)

	Class Y shares
	For the year ended September 30,
	2010		2009		2008		2007		2006

Selected per share data:
Net asset value, beginning of period	$10.73		$11.07		$15.82		$15.05		$13.44

Income (loss) from investment operations:
Net investment income(1)	0.15		0.20		0.26		0.29		0.29

Net realized and unrealized gain (loss)	0.96	(2)	(0.25)		(3.56)		1.29		1.63

Total income (loss) from investment operations	1.11		(0.05)		(3.30)		1.58		1.92

Less dividends and distributions from:
Net investment income	(0.18)		(0.29)		(0.32)		(0.28)		(0.31)

Net realized gain	—		—		(1.13)		(0.53)		—

Total dividends and distributions	(0.18)		(0.29)		(1.45)		(0.81)		(0.31)

Net asset value, end of period	$11.66		$10.73		$11.07		$15.82		$15.05

Total return(3)	10.49	%(2)	0.45%		(22.59)%		10.78%		14.47%

Net assets, end of period, (000’s)	$813		$434		$6,060		$11,492		$11,739

Ratios to average net assets:
Total expenses
With fee waivers and/or expense reimbursements	0.92	%(4)(5)	1.00	%(5)	0.79	%(5)	0.75	%(5)	0.75%

Without fee waivers and/or expense reimbursements	0.92	%(4)	1.00%		0.79%		0.75%		0.76%

Net investment income	1.34	%(4)(5)	1.94	%(5)	2.03	%(5)	1.86	%(5)	1.94%

Rebate from affiliates	0.00	%(4)(6)	0.00	%(6)	0.00	%(6)	0.00	%(6)	—

Supplemental data:
Portfolio turnover(7)	20%		23%		10%		15%		13%

(1)	Calculated using average shares outstanding.
(2)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net realized and unrealized gain (loss) per share would have been $0.86 and total return would have been lower.
(3)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(4)	Ratios based on average daily net assets (000’s omitted) of $387.
(5)	The ratios reflect the rebate of certain Fund expenses in connection with investments in an affiliate during the period. The effect of the rebate on the ratios is disclosed in the above table as “Rebate from affiliates”.
(6)	Amount is less than 0.005%.
(7)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

NOTE 12—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

22        Invesco Value Fund

NOTE 11—Financial Highlights—(continued)

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Value Fund (formerly known as Morgan Stanley Value Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

23        Invesco Value Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[2]	Ratio
A	$1,000.00	$986.30	$5.73	$1,019.30	$5.82	1.15%

B	1,000.00	982.40	9.44	1,015.54	9.60	1.90

C	1,000.00	982.30	9.44	1,015.54	9.60	1.90

Y	1,000.00	987.30	4.48	1,020.56	4.56	0.90

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010 through September 30, 2010, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year.

24        Invesco Value Fund

Approval of Investment Advisory and Sub-advisory Agreements

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Value Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

25        Invesco Value Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Value Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%
U.S. Treasury Obligations*	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Value Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Value Fund was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	4,917,024	221,090	423,299	0

28        Invesco Value Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	207	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	207	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

T-1

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	207	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

T-2

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

T-3

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

T-4

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-VAL-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	September 30, 2010

Invesco Value II Fund

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
19	Financial Highlights
20	Auditor’s Report
21	Fund Expenses
22	Approval of Investment Advisory and Sub-Advisory Agreements
24	Tax Information
25	Results of Proxy
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I hope you find it useful. Whether you’re a long-time Invesco client or a shareholder who joined us as a result of our June 1 acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments, I’m glad you’re part of the Invesco family.
     Near the end of this letter, I’ve provided the number to call if you have specific questions about your account; I’ve also provided my email address so you can send a general Invesco-related question or comment to me directly.
The benefits of Invesco
As a leading global investment manager, Invesco is committed to helping investors worldwide achieve their financial objectives. I believe Invesco is uniquely positioned to serve your needs.
     First, we are committed to investment excellence. We believe the best investment insights come from specialized investment teams with discrete investment perspectives, each operating under a disciplined philosophy and process with strong risk oversight and quality controls. This approach enables our portfolio managers, analysts and researchers to pursue consistent results across market cycles.
     Second, we offer you a broad range of investment products that can be tailored to your needs and goals. In addition to traditional mutual funds, we manage a variety of other investment products. These products include single-country, regional and global investment options spanning major equity, fixed income and alternative asset classes.
     And third, we have just one focus: investment management. At Invesco, we believe that focus brings success, and that’s why investment management is all we do. We direct all of our intellectual capital and global resources toward helping investors achieve their long-term financial objectives.
     Your financial adviser can also help you as you pursue your financial goals. Your financial adviser is familiar with your individual goals and risk tolerance, and can answer questions about changing market conditions and your changing investment needs.
Our customer focus
Short-term market conditions can change from time to time, sometimes suddenly and sometimes dramatically. But regardless of market trends, our commitment to putting you first, helping you achieve your financial objectives and providing you with excellent customer service will not change.
     If you have questions about your account, please contact one of our client services representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, please email me directly at phil@invesco.com.
     I want to thank our existing Invesco clients for placing your faith in us. And I want to welcome our new Invesco clients: We look forward to serving your needs in the years ahead. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco
2	Invesco Value II Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the global markets have improved since their lows of 2009, they remain challenging as governments around the world work to ensure the recovery remains on track. In this volatile environment, it’s comforting to know that your Board is committed to putting your interests first. We realize you have many choices when selecting a money manager, and your Board is working hard to ensure you feel you’ve made the right choice.
     To that end, I’m pleased to share the news that Invesco has completed its acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. This acquisition greatly expands the breadth and depth of investment strategies we can offer you. As a result of this combination, Invesco gained investment talent for a number of investment strategies, including U.S. value equity, U.S. small cap growth equity, tax-free municipals, bank loans and others. Another key advantage of this combination is the highly complementary nature of our cultures. This is making it much easier to bring our organizations together while ensuring that our investment teams remain focused on managing your money.
     We view this addition as an excellent opportunity for you, our shareholders, to have access to an even broader range of well-diversified mutual funds. Now that the acquisition has closed, Invesco is working to bring the full value of the combined organization to shareholders. The key goals of this effort are to ensure that we have deeply resourced and focused investment teams, a compelling line of products and enhanced efficiency, which will benefit our shareholders now and over the long term.
     It might interest you to know that the mutual funds of the combined organization are overseen by a single fund Board composed of 17 current members, including four new members who joined us from Van Kampen/Morgan Stanley. This expanded Board will continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we have always maintained.
     As always, you are welcome to contact me at bruce@brucecrockett.com with any questions or concerns you may have. We look forward to representing you and serving your interests.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3	Invesco Value II Fund

Management’s Discussion of Fund Performance

Performance summary
For the 12 months ended September 30, 2010, Invesco Value II Fund, at net asset value, outperformed its benchmark, the Russell 1000 Value Index. The Fund’s outperformance was largely due to stock selection in the energy and financials sectors. Alternatively, stock selection in information technology (IT) and an underweight in utilities and industrials detracted from the Fund’s performance versus the benchmark.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 9/30/09 to 9/30/10, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares*	9.18%

Class B Shares* **	8.33

Class C Shares* **	8.33

Class Y Shares*	9.41

S&P 500 Index▼ (Broad Market Index)	10.18

Russell 1000 Value Index▼ (Style-Specific Index)	8.90

Lipper Large-Cap Value Funds Index▼ (Peer Group Index)	7.57

▼	Lipper Inc.

*	Performance includes litigation proceeds. Had these proceeds not been received, total return would have been lower.

**	Share Class incepted during the reporting period. Please see page 7 for detailed explanation of Fund performance.

How we invest
Our strategy aims to exploit market inefficiencies by investing in companies that appear undervalued relative to the market in general. Ultimately, we believe that the market will recognize the value in these companies and we will sell as the stock prices begin to reflect their intrinsic value.1 In addition, investors can take advantage of pricing anomalies by purchasing undervalued stocks before there is a recognizable catalyst.
     The Fund’s investable universe includes all large-cap U.S. denominated equities. In order to distill these investments, we filter for companies with sufficient liquidity. We filter the remaining securities on valuation metrics depending upon the growth or cyclical nature of their business. The result of this filtering process is a pool of highly liquid securities that we believe are statistically inexpensive relative to the broader market. Companies identified in the filtering process are thoroughly analyzed to assess intrinsic value and their ability to achieve fair value.
     We will initiate a purchase of a security only if we believe the potential for stock price appreciation outweighs potential downside risk. To be eligible for inclusion in the Fund, a stock must meet the following criteria:
■	It is statistically inexpensive on the basis of its primary valuation criteria, which depends upon the cyclical or growth nature of its business.

■	It is found through rigorous fundamental analysis that the company is undervalued and possesses potential financial strength and improved quality of management for future growth.

Portfolio construction is bottom up and stock specific, concentrating on individual company fundamental analysis and valuations. Therefore, while we monitor and are aware of our positions relative to the benchmark, it does not play a major role in the construction of the Fund. Therefore, we feel that stock selection, as opposed to making macro-based sector bets, provides a more attractive risk/return profile based on rigorous fundamental research at the individual stock level.
     We look to manage risk with portfolio construction, mainly though diversification across all major sectors. We also look to manage risk through the assistance of an independent quantitative risk control group. Risk management is continual. The Fund is regularly reviewed to ensure it is optimally constructed on a risk/reward basis. Portfolio managers have the final say on construction of their Funds and a collegial relationship exists between the risk management team and the Fund teams.
     Our sell discipline is just as important as the buy decision and is based on the same principles: relative value and fundamentals. While no sale is automatic, a security is typically sold if it meets one or more of the following criteria:
■	We believe the target price has been realized and we no longer consider the company undervalued.

■	We determine that a better value opportunity can be found elsewhere.

Market conditions and your Fund
At the beginning of the 12-month period covered by this report, riskier assets outperformed securities considered safe

Portfolio Composition
By sector

Financials	21.5%

Consumer Discretionary	15.7

Health Care	13.7

Information Technology	10.8

Energy	9.9

Consumer Staples	9.2

Industrials	6.6

Materials	4.5

Telecommunication Services	3.6

Utilities	1.6

Money Market Funds Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*

1.	Comcast Corp.	4.9%

2.	Chubb Corp.	3.7

3.	Pfizer, Inc.	3.1

4.	Viacom, Inc.	3.0

5.	eBay, Inc.	3.0

6.	JPMorgan Chase & Co.	3.0

7.	International Paper Co.	2.5

8.	Chevron Corp.	2.3

9.	Bristol-Myers Squibb Co.	2.1

10.	Bank of America Corp.	2.1

Total Net Assets	$118.2 million

Total Number of Holdings*	77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4	Invesco Value II Fund

havens, such as U.S. Treasuries. This trend continued through the middle of April 2010. Renewed credit problems in Europe and the market correction that occurred April through August, however, created a more uncertain environment, prompting investors to favor potential safety over risk. Although recent market volatility created challenges, it also created some investment opportunities because companies with positive fundamentals became more attractively valued. Additionally, despite the market finishing lower at the end of this reporting period, there were a number of positives including, improved market liquidity, lean corporate infrastructures, and merger and acquisition activity.
     The Fund’s energy exposure was the largest contributor to relative returns. The Fund’s notable underweight combined with strong stock selection positively affected performance. Throughout the past year, we have taken advantage of weaknesses in select energy holdings to build exposure. The majority of the Fund’s energy holdings are within the integrated oil industry, an area that has become more attractively priced as economic concerns and higher production costs have had a negative affect on stock prices.
     Financials acted as another primary driver of relative outperformance, at net asset value, when measured against the Russell 1000 Value Index. Specifically, the Fund’s material overweight in the property and casualty insurance industry enhanced shareholder returns. Chubb, a property and casualty insurance company, was the largest holding in the Fund for much of 2009. The company’s strong performance is reflective of a strong balance sheet and a well diversified, conservative underwriting platform. Chubb has done an admirable job of returning cash to shareowners through buybacks and dividends, while operating in a difficult pricing environment.
     The IT sector was the largest detractor from relative performance. Among technology stocks, the Fund’s overweight exposure combined with unfavorable stock selection among hardware and e-commerce companies dampened shareholder returns. More specifically, the unexpected departure of Hewlett Packard’s CEO temporarily weighed heavily on the shares. Shares of Yahoo!, a relatively new addition to the portfolio, were weak as investors questioned the rate and sustainability of the recovery in advertising and the economic environment in general.
     An underweight to industrials and minimal exposure to the utilities sector versus the Russell 1000 Value Index, also detracted from performance, as these two sectors posted double-digit returns for the period.
     Toward the end of the period, we paired down exposure to select insurance and media names, using the proceeds to opportunistically increase the Fund’s energy and industrials exposure.
     We believe that market volatility and the market correction that began in the second quarter of 2010 have created opportunities to invest in companies with attractive valuations. Our contrarian philosophy and deep value approach of buying extremely undervalued companies capitalize on market volatility and periods of down markets as value is created for new investment opportunities.
     As always, we would like to caution investors against making investment decisions based on short-term performance. We recommend that you consult your financial adviser to discuss your individual financial program.
     Thank you for your investment in the Invesco Value II Fund and for sharing our long-term investment horizon.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and index disclosures later in this report.
1 Intrinsic value calculations are estimates and, as a result, market price may never reflect intrinsic value estimates, especially for an entire portfolio.
Kevin Holt
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Value II Fund. He joined Invesco in 2010. Mr. Holt earned a bachelor’s degree from the University of Iowa. He also earned an M.B.A. from the University of Chicago Graduate School of Business.
Devin Armstrong
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value II Fund. He joined Invesco in 2010. Mr. Armstrong earned a B.S. is psychology and finance from the University of Illinois. He also earned an M.B.A. in finance from Columbia University.
Jason Leder
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value II Fund. He joined Invesco in 2010. Mr. Leder earned a bachelor’s degree from The University of Texas at Austin. He also earned an M.B.A. from Columbia University.
Matthew Seinsheimer
Chartered Financial Analyst, portfolio manager, is manager of Invesco Value II Fund. He joined Invesco in 1998. Mr. Seinsheimer earned a B.B.A from Southern Methodist University. He also earned an M.B.A. from The University of Texas at Austin.
James Warwick
Portfolio Manager, is manager of Invesco Value II Fund. He joined Invesco in 2010. Mr. Warwick earned a B.B.A. from Stephen F. Austin State University. He also earned an M.B.A. from the University of Houston.

5	Invesco Value II Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 10/31/84, Fund data from 11/5/84
Results of a $10,000 Investment – Oldest Share Class with Sales Charges since Inception
Fund data from 7/17/96, index data from 7/31/96

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class Y shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class Y shares. The data shown in this chart includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends.
     The performance data shown in the second chart above is that of the Fund’s
Class A shares. The performance of the Fund’s other share classes will differ primarily due to different sales charge structures and class expenses and may be greater than or less than the performance of the Fund’s Class A shares. The data shown in the second chart above includes reinvested distributions, Fund expenses and management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of the peer group reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6	Invesco Value II Fund

Average Annual Total Returns
As of 9/30/10, including maximum applicable sales charges

Class A Shares

Inception (7/17/96)		6.12%

10	Years	4.24

5	Years	0.49

1	Year	3.20

Class B Shares

10	Years	4.21%

5	Years	0.57

1	Year	3.33

Class C Shares

10	Years	4.05%

5	Years	0.87

1	Year	7.33

Class Y Shares

Inception (11/5/84)		10.94%

10	Years	5.09

5	Years	1.89

1	Year	9.41
Effective June 1, 2010, Class I and Class P shares of the predecessor fund advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class Y and Class A shares, respectively, of Invesco Value II Fund. Returns shown above for Class Y and Class A shares are blended returns of the predecessor fund and Invesco Value II Fund. Share class returns will differ from the predecessor fund because of different expenses.
     Class B and Class C shares incepted on June 1, 2010. Performance shown prior to that date is that of the predecessor fund’s Class P shares restated to reflect the higher 12b-1 fees applicable to Class B and Class C shares, respectively. Class B and Class C shares performance reflects any applicable fee waivers or expense reimbursements. The inception date of the predecessor fund’s Class P shares was July 17, 1996.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C and Class Y shares was 0.97%, 1.72%, 1.72% and 0.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7	Invesco Value II Fund

Invesco Value II Fund’s investment objective is above-average total return over a market cycle of three to five years.
■	Unless otherwise stated, information presented in this report is as of September 30, 2010, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus visit invesco.com/fundreports.

About share classes
■	Effective November 30, 2010, Class B or Class B5 shares may not be purchased or acquired by exchange from share classes other than Class B or Class B5 shares. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	In general, stock and other equity security values fluctuate, and sometimes widely fluctuate, in response to activities specific to the company as well as general market, economic and political conditions.

■	REITs pool investors’ funds for investments primarily in real estate companies. The performance of any Fund REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

■	Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the portfolio’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments.
■	The Fund emphasizes a value style of investing, which focuses on undervalued companies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on “value” equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are undervalued.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Value Index is an unmanaged index considered representative of large-cap value stocks. The Russell 1000 Value Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Value Funds Index is an unmanaged index considered representative of large-cap value funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	MPVAX
Class B Shares	MCVEX
Class C Shares	MCVFX
Class Y Shares	MPVLX

8	Invesco Value II Fund

Schedule of Investments(a)

September 30, 2010

	Shares	Value

Common Stocks & Other Equity Interests (97.1%)
Aerospace & Defense–1.1%
Honeywell International, Inc.	30,741	$1,350,760

Aluminum–1.3%
Alcoa, Inc.	127,734	1,546,859

Asset Management & Custody Banks–2.4%
Bank of New York Mellon Corp. (The)	91,699	2,396,095

State Street Corp.	12,292	462,917

		2,859,012

Cable & Satellite–7.2%
Comcast Corp., Class A	318,363	5,756,003

DirecTV, Class A(b)	19,107	795,424

Time Warner Cable, Inc.	35,274	1,904,444

		8,455,871

Communications Equipment–1.0%
Cisco Systems, Inc.(b)	53,407	1,169,613

Computer Hardware–2.2%
Dell, Inc.(b)	96,440	1,249,862

Hewlett-Packard Co.	30,900	1,299,963

		2,549,825

Data Processing & Outsourced Services–0.5%
Western Union Co. (The)	31,213	551,534

Department Stores–0.7%
JC Penney Co., Inc.	21,682	589,317

Macy’s, Inc.	12,549	289,756

		879,073

Diversified Banks–1.6%
US Bancorp	39,833	861,189

Wells Fargo & Co.	39,329	988,338

		1,849,527

Diversified Chemicals–0.7%
EI Du Pont de Nemours & Co.	18,228	813,333

Drug Retail–1.6%
CVS Caremark Corp.	58,561	1,842,915

Electric Utilities–1.3%
American Electric Power Co., Inc.	16,146	584,970

FirstEnergy Corp.	23,897	920,990

		1,505,960

Electrical Components & Equipment–0.8%
Emerson Electric Co.	18,771	988,481

General Merchandise Stores–0.3%
Target Corp.	7,543	403,098

Health Care Distributors–1.5%
Cardinal Health, Inc.	53,970	1,783,169

Home Improvement Retail–2.1%
Home Depot, Inc.	39,609	1,254,813

Lowe’s Cos., Inc.	55,195	1,230,297

		2,485,110

Household Products–0.3%
Procter & Gamble Co. (The)	6,509	390,345

Hypermarkets & Super Centers–1.8%
Wal-Mart Stores, Inc.	38,932	2,083,641

Industrial Conglomerates–3.5%
General Electric Co.	110,891	1,801,979

Textron, Inc.	35,155	722,787

Tyco International Ltd.	43,966	1,614,871

		4,139,637

Industrial Machinery–1.1%
Ingersoll-Rand PLC (Ireland)	36,136	1,290,417

Integrated Oil & Gas–6.9%
BP PLC ADR (United Kingdom)	16,873	694,661

Chevron Corp.	32,849	2,662,411

ConocoPhillips	34,469	1,979,555

Royal Dutch Shell PLC ADR (United Kingdom)	31,590	1,904,877

Total SA ADR (France)	16,938	874,001

		8,115,505

Integrated Telecommunication Services–2.6%
AT&T, Inc.	47,429	1,356,469

Verizon Communications, Inc.	51,934	1,692,529

		3,048,998

Internet Software & Services–4.6%
eBay, Inc.(b)	145,437	3,548,663

Yahoo!, Inc.(b)	131,760	1,867,039

		5,415,702

Investment Banking & Brokerage–1.3%
Goldman Sachs Group, Inc. (The)	8,043	1,162,857

Morgan Stanley	17,642	435,404

		1,598,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Value II Fund

	Shares	Value

IT Consulting & Other Services–0.6%
Accenture PLC, Class A (Ireland)	16,649	$707,416

Life & Health Insurance–2.8%
Aflac, Inc.	13,744	710,702

MetLife, Inc.	46,591	1,791,424

Torchmark Corp.	16,091	855,076

		3,357,202

Managed Health Care–2.6%
UnitedHealth Group, Inc.	59,608	2,092,837

WellPoint, Inc.(b)	16,872	955,630

		3,048,467

Movies & Entertainment–5.4%
News Corp., Class B	105,551	1,589,598

Time Warner, Inc.	39,739	1,218,000

Viacom, Inc., Class B	98,195	3,553,677

		6,361,275

Multi-Utilities–0.4%
Sempra Energy	8,045	432,821

Oil & Gas Drilling–0.4%
Noble Corp.	12,845	434,033

Oil & Gas Equipment & Services–2.6%
Halliburton Co.	68,434	2,263,112

Weatherford International Ltd.(b)	50,710	867,141

		3,130,253

Other Diversified Financial Services–6.3%
Bank of America Corp.	185,817	2,436,061

Citigroup, Inc.(b)	391,890	1,528,371

JPMorgan Chase & Co.	92,456	3,519,800

		7,484,232

Packaged Foods & Meats–3.1%
Kraft Foods, Inc., Class A	70,694	2,181,617

Unilever N.V. (NY Registered Shares (Netherlands))	50,426	1,506,729

		3,688,346

Paper Products–2.5%
International Paper Co.	136,898	2,977,531

Personal Products–0.6%
Avon Products, Inc.	21,655	695,342

Pharmaceuticals–9.6%
Abbott Laboratories	21,748	1,136,115

Bristol-Myers Squibb Co.	93,188	2,526,327

GlaxoSmithKline PLC ADR (United Kingdom)	20,471	809,014

Merck & Co., Inc.	62,952	2,317,263

Pfizer, Inc.	216,514	3,717,545

Roche Holding AG ADR (Switzerland)	24,973	857,613

		11,363,877

Property & Casualty Insurance–5.6%
Chubb Corp.	76,445	4,356,601

Travelers Cos., Inc. (The)	43,304	2,256,138

		6,612,739

Regional Banks–1.4%
PNC Financial Services Group, Inc.	31,990	1,660,601

Semiconductor Equipment–0.5%
KLA-Tencor Corp.	16,579	584,078

Semiconductors–1.2%
Intel Corp.	76,078	1,462,980

Soft Drinks–1.1%
Coca-Cola Co. (The)	15,951	933,452

PepsiCo, Inc.	6,090	404,620

		1,338,072

Systems Software–0.3%
Microsoft Corp.	12,682	310,582

Tobacco–0.7%
Philip Morris International, Inc.	14,556	815,427

Wireless Telecommunication Services–1.0%
Vodafone Group PLC ADR (United Kingdom)	48,212	1,196,140

Total Common Stocks & Other Equity Interests (Cost $107,045,456)		114,778,060

Money Market Funds–1.7%
Liquid Assets Portfolio–Institutional Class(c)	966,385	966,385

Premier Portfolio–Institutional Class(c)	966,385	966,385

Total Money Market Funds (Cost $1,932,770)		1,932,770

TOTAL INVESTMENTS–98.8% (Cost $108,978,226)		116,710,830

OTHER ASSETS LESS LIABILITIES–1.2%		1,473,106

NET ASSETS–100.0%		$118,183,936

Investment Abbreviation:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Value II Fund

Statement of Assets and Liabilities

September 30, 2010

Assets:
Investments, at value (Cost $107,045,456)	$114,778,060

Investments in affiliated money market funds, at value and cost	1,932,770

Total investments, at value (Cost $108,978,226)	116,710,830

Receivables for:
Investments sold	49,368,333

Fund shares sold	588,086

Dividends	269,266

Investment for trustee deferred compensation and retirement plans	30

Other assets	28,923

Total assets	166,965,468

Liabilities:
Payables for:
Investments purchased	188,598

Fund shares reacquired	48,509,712

Accrued fees to affiliates	31,960

Accrued other operating expenses	50,762

Trustee deferred compensation and retirement plans	500

Total liabilities	48,781,532

Net assets applicable to shares outstanding	$118,183,936

Net assets consist of:
Shares of beneficial interest	$137,764,337

Undistributed net investment income	169,840

Undistributed net realized gain (loss)	(27,482,845)

Unrealized appreciation	7,732,604

$118,183,936

Net Assets:
Class A	$60,781,511

Class B	$10,905

Class C	$21,313

Class Y	$57,370,207

Shares outstanding, $0.01 par value per share, unlimited number of shares authorized:
Class A	4,346,276

Class B	782

Class C	1,528

Class Y	4,106,770

Class A:
Net asset value per share	$13.98

Maximum offering price per share
(Net asset value of $13.98 ÷ 94.50%)	$14.79

Class B:
Net asset value and offering price per share	$13.95

Class C:
Net asset value and offering price per share	$13.95

Class Y:
Net asset value and offering price per share	$13.97

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Value II Fund

Statement of Operations

For the year ended September 30, 2010

Investment income:
Dividends (net of foreign withholding taxes of $24,507)	$4,324,114

Dividends from affiliated money market funds	2,135

Total investment income	4,326,249

Expenses:
Advisory fees	1,000,997

Administrative services fees	128,014

Custodian fees	9,243

Distribution fees:
Class A	279,125

Class B	35

Class C	45

Transfer agent fees	128,300

Trustees’ and officers’ fees and benefits	7,911

Other	136,710

Total expenses	1,690,380

Less: Fees waived	(9,925)

Net expenses	1,680,455

Net investment income	2,645,794

Net realized gain from investment securities (includes net gains from securities sold to affiliates of $187,150)	1,257,047

Change in net unrealized appreciation of investment securities	11,332,726

Net realized and unrealized gain	12,589,773

Net increase in net assets resulting from operations	$15,235,567

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Value II Fund

Statement of Changes in Net Assets

For the years ended September 30, 2010 and 2009

	September 30,	September 30,
	2010	2009

Operations:
Net investment income	$2,645,794	$2,720,264

Net realized gain (loss)	1,257,047	(11,269,163)

Change in net unrealized appreciation	11,332,726	8,203,152

Net increase (decrease) in net assets resulting from operations	15,235,567	(345,747)

Distributions to shareholders from net investment income:
Class A	(1,551,487)	(2,217,176)

Class B	(43)	—

Class C	(56)	—

Class Y	(1,263,342)	(1,920,957)

Total distributions from net investment income	(2,814,928)	(4,138,133)

Share transactions–net:
Class A	(55,765,772)	6,395,425

Class B	10,192	—

Class C	19,781	—

Class Y	(18,560,536)	(5,582,083)

Net increase (decrease) in net assets resulting from share transactions	(74,296,335)	813,342

Net increase (decrease) in net assets	(61,875,696)	(3,670,538)

Net assets:
Beginning of year	180,059,632	183,730,170

End of year (includes undistributed net investment income of $169,840 and $337,784, respectively)	$118,183,936	$180,059,632

Notes to Financial Statements

September 30, 2010

NOTE 1—Significant Accounting Policies

Invesco Value II Fund (the “Fund”) is a series portfolio of AIM Sector Funds (Invesco Sector Funds), formerly AIM Sector Funds (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  Prior to June 1, 2010, the Fund operated as Morgan Stanley Value Fund (the “Acquired Fund”), an investment portfolio of Morgan Stanley Institutional Fund Trust. The Acquired Fund was reorganized on June 1, 2010 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).
  Upon closing of the Reorganization, holders of the Acquired Fund’s Class P and Class I shares received Class A and Class Y shares, respectively, of the Fund.
  Information for the Acquired Fund’s — Class P and Class I shares prior to the Reorganization is included with Class A and Class Y shares, respectively, of the Fund throughout this report.
  The Fund’s investment objective is above-average total return over a market cycle of three to five years.
  The Fund currently consists of four different classes of shares: Class A, Class B, Class C and Class Y. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class B shares and Class C shares are sold with a CDSC. Class Y shares are sold at net asset value. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the

13        Invesco Value II Fund

security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Short-term obligations, including commercial paper, having 60 days or less to maturity are recorded at amortized cost which approximates value. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the realized and unrealized net gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14        Invesco Value II Fund

D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Net Assets	Rate

First $1 billion	0.50%

Next $1 billion	0.45%

Next $1 billion	0.40%

Over $3 billion	0.35%

  Prior to the Reorganization, the Acquired Fund paid an advisory fee of $695,980 to Morgan Stanley Investment Management Inc. (“MSIM”) based on the annual rates above of the Acquired Fund’s average daily net assets.
  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective on the Reorganization date, the Adviser has contractually agreed, through at least June 30, 2012, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver (excluding certain items discussed below) of Class A, Class B, Class C, and Class Y shares to 1.01%, 1.76%, 1.76%, and 0.76%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary items or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2011, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds. Prior to the Reorganization, investment advisory fees paid by the Acquired Fund were reduced by an amount equal to the advisory and administrative service fees paid by Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class shares.
  For the year ended September 30, 2010, the Adviser and MSIM waived advisory fees of $1,406 and $8,519, respectively.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. Prior to the Reorganization, the Acquired Fund paid an administration fee of $111,302 to MSIM and JP Morgan Investor Services Co. For the year ended September 30, 2010, expenses incurred under these agreements are shown in the Statement of Operations as administrative services fees.
  Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as the custodian, fund accountant and provides certain administrative services to the Fund.

15        Invesco Value II Fund

  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid $165,102 to Morgan Stanley Trust, which served as the Acquired Fund’s transfer agent. For the year ended September 30, 2010, the expenses incurred under these agreements are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C and Class Y shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of each class of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. Prior to the Reorganization, the Acquired Fund paid distribution fees of $211,576 to Morgan Stanley Distribution Inc. Pursuant to such agreements, the Acquired Fund paid $67,629 to IDI. For the year ended September 30, 2010, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. For the period June 1, 2010 to September 30, 2010, IDI advised the Fund that IDI retained $83 in front-end sales commissions from the sale of Class A shares and $0, from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of Invesco, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of September 30, 2010. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Equity Securities	$115,853,217	$857,613	$—	$116,710,830

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended September 30, 2010, the Fund engaged in securities purchases of $1,657 and securities sales of $701,466, which resulted in net realized gains of $187,150.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan

16        Invesco Value II Fund

and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended September 30, 2010 and 2009:

	2010	2009

Ordinary income	$2,814,928	$4,138,133

Tax Components of Net Assets at Period-End:

2010

Undistributed ordinary income	$170,341

Net unrealized appreciation — other investments	4,879,186

Temporary book/tax differences	(501)

Post-October deferrals	(2,542,789)

Capital loss carryforward	(22,086,638)

Shares of beneficial interest	137,764,337

Total net assets	$118,183,936

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund has a capital loss carryforward as of September 30, 2010 which expires as follows:

Capital Loss
Expiration	Carryforward*

September 30, 2017	$15,103,071

September 30, 2018	6,983,567

Total capital loss carryforward	$22,086,638

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended September 30, 2010 was $69,531,876 and $139,724,319, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$13,825,007

Aggregate unrealized (depreciation) of investment securities	(8,945,821)

Net unrealized appreciation of investment securities	$4,879,186

Cost of investments for tax purposes is $111,831,644.

17        Invesco Value II Fund

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes, on September 30, 2010, undistributed net investment income was increased by $1,190, undistributed net realized gain was increased by $435 and shares of beneficial interest decreased by $1,625. This reclassification had no effect on the net assets of the Fund.

NOTE 10—Share Information

	Summary of Share Activity

	Year ended September 30,
	2010(a)		2009
	Shares	Amount	Shares	Amount

Sold:
Class A	1,355,344	$18,478,677	2,242,402	$23,742,474

Class B(b)	779	10,149	—	—

Class C(b)	1,524	19,725	—	—

Class Y	2,846,412	37,925,531	659,589	6,691,441

Issued as reinvestment of dividends:
Class A	91,112	1,197,344	212,651	2,215,177

Class B(b)	3	43	—	—

Class C(b)	4	56	—	—

Class Y	91,610	1,238,359	182,587	1,906,237

Reacquired:
Class A	(5,492,825)	(75,441,793)	(1,928,897)	(19,562,226)

Class Y	(4,355,811)	(57,724,426)	(1,461,998)	(14,179,761)

Net increase (decrease) in share activity	(5,461,878)	$(74,296,335)	(93,666)	$(813,342)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 89% of the outstanding shares of the Fund. The Fund and the Fund’s principal underwriter or adviser, are parties to participation agreements with these entities whereby these entities sell units of interest in separate accounts funding variable products that are invested in the Fund. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, third party record keeping and account servicing and administrative services. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	Commencement date of June 1, 2010.
Effective November 30, 2010, all Invesco funds will be closing their Class B shares. Shareholders with investments in Class B shares may continue to hold such shares until they convert to Class A shares, but no additional investments will be accepted in Class B shares on or after November 30, 2010. Any dividends or capital gains distributions may continue to be reinvested in Class B shares until conversion. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert.

NOTE 11—Subsequent Event

Following a number of meetings in September and October, 2010, the Board of Trustees unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Comstock Fund (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2011.

18        Invesco Value II Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
												expenses		expenses
			Net gains									to average		to average net		Ratio of net
	Net asset		(losses) on		Dividends	Distributions						net assets		assets without		investment
	value,	Net	securities (both	Total from	from net	from net		Net asset			Net assets,	with fee waivers		fee waivers		income
	beginning	investment	realized and	investment	investment	realized	Total	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income(a)	unrealized)	operations	income	gains	Distributions	of period	Return		(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 09/30/10	$12.93	$0.16	$1.08 (c)	$1.24	$(0.19)	$—	$(0.19)	$13.98	9.65	%(c)	$60,782	0.95	(d)	0.95	(d)	1.21	(d)	38
Year ended 09/30/09	13.11	0.19	(0.08)	0.11	(0.29)	—	(0.29)	12.93	1.43		109	1.00		1.00		1.79		48
Year ended 09/30/08	18.43	0.29	(4.24)	(3.95)	(0.31)	(1.06)	(1.37)	13.11	(22.65)		103	0.90		0.90		1.88		13
Year ended 09/30/07	18.64	0.31	1.60	1.91	(0.33)	(1.79)	(2.12)	18.43	10.69		200	0.88		0.88		1.65		28
Year ended 09/30/06	17.86	0.33	2.10	2.43	(0.33)	(1.32)	(1.65)	18.64	14.38		188	0.87		0.87		1.84		26

Class B
Year ended 09/30/10(e)	13.03	0.02	0.95 (c)	0.97	(0.05)	0.00	(0.05)	13.95	7.51	(c)	11	1.65	(d)(f)	1.65	(d)(f)	0.51	(d)(f)	38

Class C
Year ended 09/30/10(e)	13.03	0.02	0.95 (c)	0.97	(0.05)	0.00	(0.05)	13.95	7.51	(c)	21	1.65	(d)(f)	1.65	(d)(f)	0.51	(d)(f)	38

Class Y
Year ended 09/30/10	12.95	0.21	1.04 (c)	1.25	(0.23)	—	(0.23)	13.97	9.73	(c)	57,370	0.70	(d)	0.70	(d)	1.46	(d)	38
Year ended 09/30/09	13.12	0.22	(0.07)	0.15	(0.32)	—	(0.32)	12.95	1.78		71,536	0.73		0.73		2.11		48
Year ended 09/30/08	18.46	0.33	(4.26)	(3.93)	(0.35)	(1.06)	(1.41)	13.12	(22.51)		80,633	0.65		0.65		2.09		13
Year ended 09/30/07	18.67	0.35	1.60	1.95	(0.37)	(1.79)	(2.16)	18.46	10.95		286	0.63		0.63		1.90		28
Year ended 09/30/06	17.89	0.37	2.11	2.48	(0.38)	(1.32)	(1.70)	18.67	14.68		307	0.65		0.65		2.07		26

(a)	Calculated using average shares outstanding.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains (losses) on securities (both realized and unrealized) per share would have been $1.00, $0.87, $0.87 and $0.96 for Class A, Class B, Class C and Class Y shares, respectively, total returns would have been lower.
(d)	Ratios are based on average daily net assets (000’s omitted) of $111,635, $10, $13, and $88,563 for Class A, Class B, Class C, and Class Y shares, respectively.
(e)	Commencement date of June 1, 2010 for Class B and Class C shares, respectively.
(f)	Annualized.

NOTE 13—Change in Independent Registered Public Accounting Firm

In connection with the Reorganization of the Fund, the Audit Committee of the Board of Trustees of the Trust appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PWC”) as the independent registered public accounting firm of the Fund for the fiscal year following May 31, 2010. The predecessor fund’s financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”). Concurrent with the closing of the Reorganization, the Prior Auditor resigned as the independent registered public accounting firm of the predecessor fund. The Prior Auditor’s report on the financial statements of the Fund for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the period the Prior Auditor was engaged, there were no disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report.

19        Invesco Value II Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Sector Funds (Invesco Sector Funds)
and Shareholders of Invesco Value II Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Value II Fund (formerly known as Morgan Stanley Value II Fund; one of the funds constituting AIM Sector Funds (Invesco Sector Funds), hereafter referred to as the “Fund”) at September 30, 2010, the results of its operations, the changes in its net assets and the financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at September 30, 2010 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The statement of changes in net assets and the financial highlights of the Fund for the periods ended September 30, 2009 and prior were audited by other independent auditors whose report dated November 24, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

November 22, 2010
Houston, Texas

20        Invesco Value II Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2010 through September 30, 2010. The actual ending account value and expenses of the Class B and Class C shares in the example below are based on an investment of $1,000 invested as of close of business June 1, 2010 (commencement date) and held through September 30, 2010.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period (as of close of business June 1, 2010 through September 30, 2010 for Class B and Class C shares). Because the actual ending account value and expense information in the example is not based upon a six month period for the Class S shares, the ending account value and expense information may not provide a meaningful comparison to mutual funds that provide such information for a full six month period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(04/01/10)	(09/30/10)[1]	Period[2]	(09/30/10)	Period[2,3]	Ratio
A	$1,000.00	$978.30	$4.71	$1,020.31	$4.81	0.95%

B	1,000.00	2,317.00	9.09	1,016.85	8.29	1.64

C	1,000.00	2,211.80	8.80	1,016.85	8.29	1.64

Y	1,000.00	979.30	3.47	1,021.56	3.55	0.70

[1]	The actual ending account value is based on the actual total return of the Fund for the period April 1, 2010 through September 30, 2010 (as of close of business June 1, 2010, through September 30, 2010 for Class B and Class C shares), after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect the most recent fiscal half year. For Class B and Class C shares actual expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 122 (as of close of business June 1, 2010, through September 30, 2010)/365. Because the Class B and Class C shares have not been in existence for a full six month period, the actual ending account value and expense information shown may not provide a meaningful comparison to fund expense information of classes that show such data for a full six month period and, because the actual ending account value and expense information in the expense example covers a short time period, return and expense data may not be indicative of return and expense data for longer time periods.
[3]	Hypothetical expenses are equal to the annualized expense ratio indicated above multiplied by the average account value over the period, multiplied by 183/365 to reflect a one-half year period. The hypothetical ending account value and expenses may be used to compare ongoing costs of investing in Class B and Class C shares of each Fund and other funds because such data is based on a full six month period.

21        Invesco Value II Fund

Approval of Investment Advisory and Sub-Advisory Agreements

The Board of Trustees (the Board) of AIM Sector Funds (Invesco Sector Funds) (the Company) is required under the Investment Company Act of 1940 to approve the Invesco Value II Fund (the Fund) investment advisory agreements. During meetings held on December 1-2, 2009, the Board as a whole and the disinterested or “independent” Trustees, voting separately approved (i) an amendment to the Company’s investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) to add the Fund and (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Trimark Ltd. (collectively, the Affiliated Sub-Advisers) to add the Fund. In doing so, the Board determined that the investment advisory agreements are in the best interests of the Fund and its shareholders and that the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the Fund’s investment advisory agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Fund was formed to acquire the assets and liabilities of a Morgan Stanley retail fund (the Acquired Fund) with substantially similar investment objectives, strategies and risks. At the time of approval of the investment advisory agreements, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or one of the Affiliated Sub-Advisers.
  In determining to approve the Fund’s investment advisory agreements, the Board considered among other things, the factors discussed below in evaluating the fairness and reasonableness of the Fund’s investment advisory agreements. The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreements. The Board considered the information provided to them and did not identify any information that was controlling. One Trustee may have weighed a particular piece of information differently than another.

Factors and Conclusions and Summary of Evaluation of Investment Advisory Agreements

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement. The Board’s review of the qualifications of Invesco Advisers to provide these services included the Board’s consideration of Invesco Advisers’ portfolio and product review process, various back office support functions provided by Invesco Advisers and its affiliates, and Invesco Adviser’s global trading operations. In determining whether to approve the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the series portfolios of funds advised by Invesco Advisers (the Invesco Funds), as well as the Board’s knowledge of Invesco Advisers’ operations. The Board concluded that the nature, extent and quality of the advisory services to be provided to the Fund support the Board’s approval of the investment advisory agreements.
  The Board reviewed the services to be provided by the Affiliated Sub-Advisers under the sub-advisory contracts. The Board noted that the Affiliated Sub-Advisers, which have offices and personnel that are located in financial centers around the world, can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts will benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services to be provided by the Affiliated Sub-Advisers are appropriate.

B.	Fund Performance
The Fund will retain the performance track record of the Acquired Fund. The Board considered the performance of the Acquired Fund and the fact that the Fund is to be managed by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts, as no Affiliated Sub-Adviser currently manages assets of the Fund.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board considered that the contractual advisory fee rate of the Fund is the same as that of the Acquired Fund, that the board of the Acquired Fund had approved such fee, and that Invesco Advisers has contractually agreed to limit expenses of the Fund through June 30, 2012. The Board was provided with a comparison of the contractual advisory fee of the Fund to the uniform fee schedule applicable to other Invesco Funds and with materials prepared by Lipper, Inc. for the board of the Acquired Fund.
  The Board also considered the services to be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts and the services to be provided by Invesco Advisers pursuant to the Fund’s investment advisory agreement, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers, and that Invesco Advisers and the Affiliated Sub-Advisers are affiliates.
  After taking account of the Fund’s contractual advisory fee rate, the contractual sub-advisory fee rate, the expense limits and other relevant factors, the Board concluded that the Fund’s advisory and sub-advisory fees were fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from such economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board noted that the Fund’s contractual advisory fee schedule provides for breakpoints. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of all of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board considered information from the 2009 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board noted that Invesco Advisers continues to operate at a net profit. The Board concluded that the Fund’s fees were fair and reasonable, and that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund are not anticipated to be excessive in light of the nature, quality and extent of the services provided. The Board considered whether Invesco Advisers is financially sound and has the resources necessary to perform its obligations under the Fund’s investment advisory agreement, and concluded that Invesco Advisers has the financial resources necessary to fulfill these obligations. The Board also considered whether each Affiliated Sub-Adviser is financially sound and has the resources necessary to perform its obligations under its respective sub-advisory contract, and concluded that each Affiliated Sub-Adviser has the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits to be received by Invesco Advisers and its affiliates resulting from Invesco Advisers’ relationship with the Fund, including the fees to be received by Invesco Advisers and its affiliates for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed by Invesco Advisers and its affiliates to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board. The Board concluded that Invesco Advisers and its affiliates were providing these

22        Invesco Value II Fund

services to Invesco Funds in accordance with the terms of their contracts, and were qualified to provide these services to the Fund.
  The Board considered the benefits realized by Invesco Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that Invesco Advisers’ and the Affiliated Sub-Advisers’ soft dollar arrangements are appropriate. The Board also concluded that, based on its review and representations made by the Chief Compliance Officer of Invesco Advisers, these arrangements are consistent with regulatory requirements.
  The Board considered the fact that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through at least June 30, 2011, the advisory fees payable by the Fund in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

23        Invesco Value II Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended September 30, 2010:

Federal and State Income Tax

Qualified Dividend Income*	73.62%
Corporate Dividends Received Deduction*	62.10%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

24        Invesco Value II Fund

Proxy Results

A Special Meeting (“Meeting”) of Shareholders of Morgan Stanley Institutional Fund Trust — Value Portfolio was held on Tuesday, May 11, 2010. The Meeting was held for the following purpose:

(1)	Approve an Agreement and Plan of Reorganization.

The results of the voting on the above matter were as follows:

			Votes	Votes	Broker
	Matter	Votes For	Against	Abstain	Non-Votes

(1)	Approve an Agreement and Plan of Reorganization	8,046,816	201,826	219,256	0

25        Invesco Value II Fund

Trustees and Officers
The address of each trustee and officer is AIM Sector Funds (Invesco Sector Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	207	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent) and AIM GP Canada Inc. (general partner for limited partnerships); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, INVESCO Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Trimark Corporate Class Inc. (corporate mutual fund company) and Invesco Trimark Canada Fund Inc. (corporate mutual fund company); Director and Chief Executive Officer, Invesco Trimark Ltd./Invesco Trimark Ltèe (registered investment adviser and registered transfer agent) and Invesco Trimark Dealer Inc. (registered broker dealer); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); and Director, Van Kampen Asset Management; Director, Chief Executive Officer and President, Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Director and Chairman, Van Kampen Investor Services Inc. and Director and President, Van Kampen Advisors, Inc.	207	None

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne M. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	225	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	2001	Chairman, Crockett Technology Associates (technology consulting company)	207	ACE Limited (insurance company); and Investment Company Institute

		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	225	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.

[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.

[3]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Fund Complex by reason of he and his firm currently providing legal services as legal counsel to such Funds in the Fund Complex.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Bob R. Baker — 1936 Trustee	2003	Retired Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation	207	None

Frank S. Bayley — 1939 Trustee	1987	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	207	None

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	207	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Chief Executive Officer of Itel Corporation. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	225	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2001	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	207	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	2001	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit) Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives	207	Administaff

Carl Frischling — 1937 Trustee	2001	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	207	Director, Reich & Tang Funds (16 portfolios)

Prema Mathai-Davis — 1950 Trustee	2001	Retired Formerly: Chief Executive Officer, YWCA of the U.S.A.	207	None

Lewis F. Pennock — 1942 Trustee	2001	Partner, law firm of Pennock & Cooper	207	None

Larry Soll — 1942 Trustee	2003	Retired Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)	207	None

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	225	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche	207	None

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp., Senior Vice President, Invesco Advisers, Inc. formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Van Kampen Asset Management; Director and Secretary, Van Kampen Advisors Inc.; Secretary and General Counsel, Van Kampen Funds Inc.; and Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; and General Counsel, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004	Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.; and Vice President, The Invesco Funds

		Formerly: Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company	N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Trustees and Officers — (continued)

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers

Karen Dunn Kelley — 1960 Vice President	2003	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) and Van Kampen Investments Inc.; Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Van Kampen Asset Management, Van Kampen Investor Services Inc., and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.), Van Kampen Investments Inc. and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company), and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and Van Kampen Investor Services Inc.	N/A	N/A

		Formerly: Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc. and Invesco Senior Secured Management, Inc. (registered investment adviser); Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 2500	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1555 Peachtree Street, N.E. Atlanta, GA 30309	11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Kramer, Levin, Naftalis & Frankel LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2600 One Commerce Square	1177 Avenue of the Americas	P.O. Box 4739	225 Franklin
Philadelphia, PA 19103	New York, NY 10036-2714	Houston, TX 77210-4739	Boston, MA 02110-2801

Invesco mailing information
Send general correspondence to Invesco, P.O. Box 4739, Houston, TX 77210-4739.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-03826 and 002-85905.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the period between June 1, 2010, and June 30, 2010, is or will be available at invesco.com/proxysearch. In addition, this information is or will be available on the SEC website, sec.gov. Proxy voting information for the predecessor fund prior to its reorganization with the Fund on June 1, 2010, is not available on the Invesco website but is or will be available on the SEC website under the predecessor fund.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

MS-VAL2-AR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
As of the end of the period covered by this report, the Registrant had adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). The Code was amended in June, 2010, to (i) add an individual to Exhibit A and (ii) update the names of certain legal entities. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     The following information relates to the series funds of the Registrant covered by this report and includes information pertaining to principal accountant fees and services rendered to such funds for the two most recently completed fiscal years or, if shorter, since a fund’s commencement of operations:

		Percentage of Fees Billed Applicable
		to Non-Audit Services Provided for
	Fees Billed for Services Rendered to	fiscal year end 9/30/2010 Pursuant to
	the Registrant for fiscal year end	Waiver of Pre-Approval
	9/30/2010	Requirement(1)

Audit Fees	$112,800	N/A
Audit-Related Fees	$0	0%
Tax Fees(2)	$25,200	0%
All Other Fees	$0	0%

Total Fees	$138,000	0%
PWC billed the Registrant aggregate non-audit fees of $25,200 for the fiscal year ended September 30, 2010.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Tax fees for the fiscal year end September 30, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years or, if shorter, since a fund’s commencement of operations as follows:

	Fees Billed for Non-Audit Services
	Rendered to Invesco and Invesco
	Affiliates for fiscal year end 9/30/2010	Percentage of Fees Billed
	That Were Required	Applicable to Non-Audit Services
	to be Pre-Approved	Provided for fiscal year end
	by the Registrant’s	9/30/2010 Pursuant to Waiver of
	Audit Committee	Pre-Approval Requirement(1)

Audit-Related Fees	$0	0%
Tax Fees	$0	0%
All Other Fees	$0	0%

Total Fees(2)	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended September 30, 2010.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
          Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
          Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
          Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
          Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
          Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
          None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of September 16, 2010, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of September 16, 2010, 2010, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Registrant: AIM Sector Funds (Invesco Sector Funds)

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Philip A. Taylor
Philip A. Taylor
Principal Executive Officer
Date: December 6, 2010

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer
Date: December 6, 2010

TABLE OF CONTENTS

Item 1. Reports to Stockholders.
EXHIBIT INDEX
EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.